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As filed with the Securities and Exchange Commission on April 28, 2000

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Registration Nos. 333-1043
811-7543

==========================================================================

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ____	[ ]
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Post-Effective Amendment No. 26	[X]

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and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

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Amendment No. 42	[X]

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Variable Account A

(Exact name of Registrant)

Keyport Life Insurance Company

(Name of Depositor)

125 High Street, Boston Massachusetts 02110

(Address of Depositor's Principal Executive Offices (Zip Code)

Depositor's Telephone Number, including Area Code: 617-526-1400

Bernard R. Beckerlegge, Esq.

Senior Vice President and General Counsel

Keyport Life Insurance Company

125 High Street, Boston, Massachusetts 02110

(Name and Address of Agent for Service)

copy to:

Joan E. Boros, Esq.

Jorden Burt Boros Cicchetti Berenson & Johnson LLP

1025 Thomas Jefferson Street, N.W.

Washington, DC 20007

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It is proposed that this filing will become effective:

( ) immediately upon filing pursuant to paragraph (b) of Rule 485

(X) on May 1, 2000 pursuant to paragraph (b) of Rule 485

( ) 60 days after filing pursuant to paragraph (a) of Rule 485

( ) on [date] pursuant to paragraph (a) of Rule 485

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Title of Securities Being Registered: Variable Portion of the Contracts Funded Through the Separate Account.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

==========================================================================

Exhibit Index on Page ____

CONTENTS OF REGISTRATION STATEMENT

The Facing Sheet

The Contents Page

Cross-Reference Sheet

PART A

Prospectus

PART B

Statement of Additional Information

PART C

Items 24 - 32

The Signatures

Exhibits

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This Amendment No. 26 to the Registration Statement on Form N-4 which initially became effective on October 18, 1996 (the "Registration Statement") is being filed pursuant to Rule 485(a) under the Securities Act of 1933, as amended, to supplement the Registration Statement with a separate prospectus and statement of additional information ("SAI"), and related exhibits, describing a specific form of the Group and Individual Flexible Premium Deferred Annuity Contracts. This Amendment relates only to the prospectus, SAI and exhibits included in this Amendment and does not otherwise delete, amend, or supersede any information contained in Post-Effective Amendment Nos. 21, 24 and 25 to the Registration Statement.

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PART A

May 1, 2000 Prospectus for

Keyport Advisor Variable Annuity

Annuities are:
not insured by the FDIC;
not a deposit or other obligation of, or guaranteed by, the depository institution;
subject to investment risks, including the possible loss of principal amount invested.

---------------------------------------------------------------------------

Prospectus for

The Keyport Advisor Variable Annuity

Group and Individual Flexible Purchase Payment

Deferred Variable Annuity Contracts

issued by

Variable Account A

of

Keyport Life Insurance Company

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This prospectus describes the Keyport Advisor variable annuity group Contracts and Certificates offered by Keyport Life Insurance Company. The prospectus also offers the Certificates in the form of Individual Contracts, where required by certain states. All discussion of Certificates applies to the Contracts and Individual Contracts unless specified otherwise.

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Under the Certificate, you may elect to have value accumulate on a variable or fixed basis. You may also elect to receive periodic annuity payments on either a variable or a fixed basis. This prospectus generally describes only the variable features of the Certificate. For a summary of the Fixed Account and its features, see Appendix A. The bonus that may be paid upon an exchange from a fixed annuity contract will come from anticipated future mortality and expense risk charges. Charges are the same for all Certificates with or without a bonus.

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The Certificates are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments (except in Oregon where they are offered only on a single purchase payment basis).

We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Certificate currently offers eighteen investment options, each of which is a Sub-account of Variable Account A. Currently, you may choose among the Sub-accounts investing in the following Eligible Funds:

THE ALGER AMERICAN FUND: Alger American Growth Portfolio and Alger American Small Capitalization Portfolio

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.: Global Bond Portfolio and Premier Growth Portfolio

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LIBERTY VARIABLE INVESTMENT TRUST: Colonial Growth & Income Fund, Variable Series (on June 1, 2000 the name will change to Liberty Value Fund, Variable Series); Colonial International Fund for Growth, Variable Series; Colonial Strategic Income Fund, Variable Series; Colonial U.S. Growth & Income Fund, Variable Series; Liberty All-Star Equity Fund, Variable Series; Newport Tiger Fund, Variable Series; and Stein Roe Global Utilities Fund, Variable Series

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MFS VARIABLE INSURANCE TRUST: MFS Emerging Growth Series and MFS Research Series

STEINROE VARIABLE INVESTMENT TRUST: Stein Roe Balanced Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; Stein Roe Money Market Fund, Variable Series; Stein Roe Mortgage Securities Fund, Variable Series; and Stein Roe Small Company Growth, Variable Series

You may not purchase a Certificate if either you or the Annuitant are 90 years old or older before we receive your application. You may not purchase a tax-qualified Certificate if you or the Annuitant are 75 years old or older before we receive your application (age 90 applies to Roth IRAs).

The purchase of a Contract or Certificate involves certain risks. Investment performance of the Sub-accounts to which you may allocate purchase payments may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Certificate Value for amounts allocated to the Sub-accounts. Benefits provided by this Certificate, when based on the Fixed Account, may be subject to a market value adjustment, which may result in an upward or downward adjustment in withdrawal benefits, death benefits, settlement values, transfers to Eligible Funds, or periodic income payments.

The Variable Account may offer other certificates with different features, fees and charges, and other Sub-accounts which may invest in different or additional mutual funds. Separate prospectuses and statements of additional information will describe other certificates. The agent selling the Certificates has information concerning the eligibility for and the availability of the other certificates.

This prospectus contains important information about the Contracts and Certificates you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information (" SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at 125 High Street, Boston, MA 02110, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 38 of this prospectus.

The date of this prospectus is May 1, 2000.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

DEFINITIONS

Accumulation Unit: A unit of measurement which we use to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Certificate Anniversary: Each anniversary of the Certificate Date.

Certificate Date: The date when the Certificate becomes effective.

Certificate Owner ("You"): The person(s) having the privileges of ownership defined in the Certificate.

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value under your Certificate at a given time.

Certificate Withdrawal Value: The Certificate Value increased or decreased by a limited market value adjustment less any premium taxes and certificate maintenance charge and applicable contingent deferred sales charges.

Certificate Year: Each twelve-month period beginning on the Certificate Date and each Certificate Anniversary thereafter.

Company ("We", "Us", "Our", "Keyport"): Keyport Life Insurance Company.

Covered Person: The person(s) identified in the Certificate whose death may result in an adjustment of Certificate Value, a waiver of any contingent deferred sales charges and a waiver of any market value adjustment or whose medical stay in a hospital or nursing facility may allow the Certificate Owner to be eligible for either a total or partial waiver of the contingent deferred sales charge.

Designated Beneficiary: The person designated to receive any death benefits under the Certificate.

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account to which purchase payments or Certificate Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Certificate prior to the Income Date.

Guarantee Period Anniversary: An anniversary of a Guarantee Period's Start Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period which begins on the Start Date. Later Guarantee Period Months begin on the same day in the following months.

Guarantee Period Year: The twelve-month period which begins on the Start Date. Guarantee Period Years thereafter begin on each Guaranteed Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as it is not totally surrendered, the Certificate Value under a Certificate does not go to zero, and there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code ("Code") or a deferred compensation plan for a state and local government or another tax exempt organization under Section 457 of the Code.

Start Date: The date money is first allocated to a Guarantee Period of the Fixed Account.

Variable Account: Variable Account A which is a separate investment account of the Company into which purchase payments under the Certificates may be allocated. The Variable Account is divided into Sub-accounts which invest in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under the Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our office.

SUMMARY OF CERTIFICATE FEATURES

Because this is a summary, it does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements, which are different from the information in this prospectus, are described in supplements to this prospectus or in endorsements to the Certificates.

The Certificate

The Certificate is a flexible premium deferred variable annuity certificate. It is designed for retirement planning purposes. It allows you to allocate purchase payments to and receive annuity payments from the Variable Account and/or the Fixed Account.

The Variable Account is a separate investment account we maintain. If you allocate payments to the Variable Account, your accumulation values and annuity payments will fluctuate according to the investment performance of the Eligible Funds chosen.

The Fixed Account is part of our "general account", which consists of all our assets except the Variable Account and the assets of other separate investment accounts we maintain. If you allocate payments to the Fixed Account, your accumulation value will increase at guaranteed interest rates and annuity payments will be of a fixed amount. Any surrender, withdrawal, transfer or annuitization of your values in the Fixed Account may be subject to a limited market value adjustment, which could increase or decrease the applicable amount. (See Appendix A for more information on the Fixed Account.)

If you allocate payments to both the Variable and the Fixed Accounts, then the accumulation value and annuity payments will be variable in part and fixed in part.

Purchase of the Certificate

You may (except in Oregon) make multiple purchase payments. The minimum initial payment is $5,000. For individual retirement annuities the minimum payment is $2,000. The minimum amount for each subsequent payment is $1,000 or a lesser amount as we may permit from time to time which is currently $250. (See "Purchase Payments and Applications".)

Investment Choices

You can allocate and reallocate your investment among the Sub-accounts of the Variable Account which in turn invest in the Eligible Funds. Each Eligible Fund holds its assets separately from the assets of the other Eligible Funds. Each has its own investment objectives and policies described in the prospectuses for the Eligible Funds. Under the Certificate, the Variable Account currently invests in the following:

The Alger American Fund ("Alger American Fund")

  Alger American Growth Portfolio ("Alger Growth")

  Alger American Small Capitalization Portfolio ("Alger Small Cap")

Alliance Variable Products Series Fund, Inc. ("Alliance Series Fund")

  Global Bond Portfolio ("Alliance Global Bond")

  Premier Growth Portfolio ("Alliance Premier Growth")

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Liberty Variable Investment Trust ("Liberty Trust")

  Colonial Growth & Income Fund, Variable Series ("Colonial Growth &

Income")

  Colonial International Fund for Growth, Variable Series ("Colonial Int'l

Fund for Growth")

  Colonial Strategic Income Fund, Variable Series ("Colonial Strategic

Income")

  Colonial U.S. Growth & Income Fund, Variable Series ("Colonial U.S Growth

& Income")

  Liberty All-Star Equity Fund, Variable Series ("Liberty All-Star Equity")

  Newport Tiger Fund, Variable Series ("Newport Tiger")

  Stein Roe Global Utilities Fund, Variable Series ("Stein Roe Global

Utilities")

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MFS Variable Insurance Trust ("MFS Trust")

  MFS Emerging Growth Series ("MFS Emerging Growth")

  MFS Research Series ("MFS Research")

SteinRoe Variable Investment Trust ("SteinRoe Trust")

  Stein Roe Balanced Fund, Variable Series ("Stein Roe Balanced")

  Stein Roe Growth Stock Fund, Variable Series ("Stein Roe Growth Stock")

  Stein Roe Money Market Fund, Variable Series ("Stein Roe Money Market")

  Stein Roe Mortgage Securities Fund, Variable Series ("Stein Roe Mortgage

Securities")

  Stein Roe Small Company Growth Fund, Variable Series ("Stein Roe Small

Company Growth")

Fees and Charges

Contingent Deferred Sales Charge.

There are no sales charges at the time of your purchase payment. We may deduct a charge in the event of a total or partial surrender. That charge is based on a table of charges. See page 6. The charge will not exceed 7% of that portion of the amount you surrender that represents purchase payments you made during the seven years immediately preceding your request for surrender. (See "Deductions for Contingent Deferred Sales Charge".)

Mortality and Expense Risk Charge.

We deduct a mortality and expense risk charge at an annual rate of 1.25% of your average daily net asset value in the Variable Account. (See "Deductions for Mortality and Expense Risk Charge".)

Distribution Charge.

We deduct a daily distribution charge at an annual rate of .15% of your daily net asset value in the Variable Account. (See "Deductions for Daily Distribution Charge".)

Certificate Maintenance Charge.

We deduct an annual $36 certificate maintenance charge from Variable Account Value for administrative expenses. Prior to the Income Date, we reserve the right to change this charge for future years. In certain instances, we may waive this charge. (See "Deductions for Certificate Maintenance Charge".)

Transfer Charge.

Currently, there is no transfer charge. However, the Certificate permits us to charge you up to $25 for each transfer in excess of 12 in each year your Certificate is In Force.

Premium taxes.

We charge premium taxes against your Certificate Value. Currently such premium taxes range from 0% to 5.0%. (See "Deductions for Premium Taxes".)

Federal Income Taxes.

You will not pay federal income taxes on the increases in the value of your Certificate. However, if you make a withdrawal, in the form of a lump sum payment, annuity payment or make a gift or assignment, you will be subject to federal income taxes on the increases in the value of your Certificate and may also be subject to a 10% federal penalty tax. (See "Tax Status".)

Free Look

Generally, you may revoke the Certificate by returning it to us within 10 days after you receive it. For most states, we will refund your Certificate Value, plus any distribution charges previously deducted, as of the date we receive the returned Certificate. You will bear the investment risk during the revocation period. In other states, we will return purchase payments. You may ask us for the rules that apply to your state. (See "Right to Revoke".)

FEE TABLE

Certificate Owner Transaction Expenses
Sales Load Imposed on Purchases:	0%
Maximum Contingent Deferred Sales Charge
(as a percentage of purchase payments):	7%
Years from Date of Payment	Sales Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or later	0%
Maximum Total Certificate Owner Transaction Expenses
(as a percentage of purchase payments):	7%

Annual Certificate Maintenance Charge	$36

Variable Account Annual Expenses

(as a percentage of average net assets)
Mortality and Expense Risk Charge:	1.25%
Distribution Charge:	.15%
Total Variable Account Annual Expenses:	1.40%

Alger American Fund, Alliance Series Fund, Liberty Trust,

MFS Trust, and SteinRoe Trust Annual Expenses1

(as a percentage of average net assets)

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Management		Other	Total Fund
Fees		Expenses	Operating
After Any		After Any	Expenses After
Waiver and/or		Waiver and/or	Any Waiver and/or
Fund	Reimbursement[2]	Reimbursement[2]	Reimbursement[2]

Alger Growth	.75%	.04%	.79%
Alger Small Cap	.85%	.05%	.90%
Alliance Global Bond	.65%	.25%(.39%)	.90%(1.04%)
Alliance Premier Growth	1.00%	.05%	1.05%
Colonial Growth & Income	.65%	.08%	.73%
Colonial Int'l Fund for
Growth	.90%	.20%	1.10%
Colonial Strategic Income	.65%	.10%	.75%
Colonial U.S. Growth & Income	.80%	.08%	.88%
Liberty All-Star Equity	.80%	.15%	.95%
Newport Tiger	.90%	.31%	1.21%
Stein Roe Global Utilities	.65%	.12%	.77%
MFS Emerging Growth	.75%	.09%	.84%
MFS Research	.75%	.11%	.86%
Stein Roe Balanced	.45%	.18%	.63%
Stein Roe Growth Stock	.50%	.17%	.67%
Stein Roe Money Market	.35%	.17%	.52%
Stein Roe Mortgage Securities	.40%	.24%	.64%
Stein Roe Small Company
Growth	.50%	.22%	.72%

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THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

1All Trust and Fund expenses are for 1999. The Alliance Series Fund expenses reflect such Fund's or Trust's adviser's agreement to reimburse expenses above certain limits (see footnote 2).

2The manager of Alger American Fund has agreed to reimburse Alger Growth and Alger Small Cap to the extent that the annual operating expenses, excluding interest, taxes, fees for brokerage services and extraordinary expenses, exceed 1.50% of the average daily net assets of the fund for any fiscal year. The Alger American Fund's manager was not required to reimburse expenses as of the date of this prospectus.

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The manager of Alliance Series Fund has agreed to continue voluntary expense reimbursements for Alliance Global Bond and Alliance Premier Growth for the foreseeable future. Each percentage shown in the parentheses is what the expenses would be without any expense reimbursement: for Alliance Global Bond -- .39% for other expenses and 1.04% for total expenses.

The manager of Liberty Trust has agreed until April 30, 2001 to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with accepted accounting procedures, and extraordinary expenses, in excess of the following percentage of average net assets of each Eligible Fund: 1.00% for Colonial Growth & Income, Colonial U.S. Growth & Income, Liberty All-Star Equity, and Stein Roe Global Utilities; 1.75% for Colonial Int'l Fund for Growth and Newport Tiger; and .80% for Colonial Strategic Income. The Liberty Trust's manager was not required to reimburse expenses as of the date of this prospectus.

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The manager of SteinRoe Trust has agreed until April 30, 2001 to reimburse all expenses, including management fees, in excess of the following percentage of the average net assets of each Eligible Fund: for Stein Roe Balanced--.75%; for Stein Roe Growth Stock and Stein Roe Small Company Growth--.80%; for Stein Roe Mortgage Securities--.70%; and for Stein Roe Money Market--.65%. The Stein Roe Trust's manager was not required to reimburse expenses as of the date of this prospectus.

EXAMPLES

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Example #1 - If you surrender your Certificate at the end of the periods shown you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the fee waivers described above continue throughout the period shown.
Sub-account	1 Year	3 Years	5 Years	10 Years
Alger Growth	$92	$122	$161	$318
Alger Small Cap	93	125	167	332
Alliance Global Bond	93	125	167	332
Alliance Premier Growth	95	129	175	351
Colonial Growth & Income	91	120	158	311
Colonial Int'l Fund for Growth	95	131	178	357
Colonial Strategic Income	92	120	159	313
Colonial U.S. Growth & Income	93	124	166	330
Liberty All-Star Equity	94	126	170	339
Newport Tiger	96	134	184	371
Stein Roe Global Utilities	92	121	160	316
MFS Emerging Growth	92	123	164	325
MFS Research	93	124	165	327
Stein Roe Balanced	90	117	152	298
Stein Roe Growth Stock	91	118	154	303
Stein Roe Money Market	89	113	146	283
Stein Roe Mortgage Securities	90	117	153	299
Stein Roe Small Company Growth	91	119	155	309

Example #2 - If you annuitize or if you do not surrender your Certificate at the end of the periods shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the fee waivers described above continue throughout the period shown.

Sub-Account	1 Year	3 Years	5 Years	10 Years
Alger Growth	$22	$73	$131	$318
Alger Small Cap	23	76	137	332
Alliance Global Bond	23	76	137	332
Alliance Premier Growth	25	81	145	351
Colonial Growth & Income	21	71	128	311
Colonial Int'l Fund for Growth	25	82	148	357
Colonial Strategic Income	22	71	129	313
Colonial U.S. Growth & Income	23	75	136	330
Liberty All-Star Equity	24	78	140	339
Newport Tiger	26	86	154	371
Stein Roe Global Utilities	22	72	130	316
MFS Emerging Growth	22	74	134	325
MFS Research	23	75	135	327
Stein Roe Balanced	20	67	122	298
Stein Roe Growth Stock	21	69	124	303
Stein Roe Money Market	19	64	116	283
Stein Roe Mortgage Securities	20	68	123	299
Stein Roe Small Company Growth	21	70	127	309

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EXPLANATION OF FEE TABLE AND EXAMPLES

The purpose of the fee table is to illustrate the expenses you may directly or indirectly bear under a Certificate. The table reflects expenses of the Variable Account as well as the Eligible Funds. You should read "Deductions" in this prospectus and the sections relating to expenses of the Eligible Funds in their prospectuses. The examples do not include any taxes or tax penalties you may be required to pay if you surrender your Certificate.

We deduct contingent deferred sales charges only if you totally or partially surrender the Certificate. You will not incur a surrender charge in the following instances:

1.

In the first Certificate Year, you may withdraw an aggregate amount up to the Certificate's earnings. Earnings equal the Certificate Value at the time of withdrawal less the portion of the purchase payments not previously withdrawn.

2.	In the second and later Certificate Years you may withdraw:
	(a)	earnings, and
	(b)	an amount up to
	(i)	10% of the Certificate Value as of the preceding Certificate Anniversary,
	(ii)	less earnings.

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The examples assume you did not make any transfers. We reserve the right to impose a transfer fee after we notify you. Currently, we do not impose any transfer fee. Premium taxes are not shown. We deduct the amount of any premium taxes (which range from 0% to 5%) from Certificate Value when they are paid.

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We waive the certificate maintenance charge on the first Certificate Anniversary and in certain other instances.

The fee table and examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "Management of the Fund" in the prospectuses for Alger American Fund and the Alliance Series Fund, "Trust Management Organizations" and "Expenses of the Funds" in the prospectus for Liberty Trust, "Management of the Series" and "Expenses" in the prospectus for MFS Trust, and "How the Funds are Managed" in the prospectus for SteinRoe Trust.

CONDENSED FINANCIAL INFORMATION

Accumulation Unit Values*

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	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year**	of Year	of Year	Year

Alger Growth	$17.928	$23.647	2,912,320	1999
	12.277	17.928	1,103,433	1998
	9.900	12.277	197,652	1997
	10.000	9.900	8,927	1996

Alger Small Cap	12.685	17.942	1,032,743	1999
	11.134	12.685	650,319	1998
	10.065	11.134	161,530	1997
	10.000	10.065	6,760	1996

Alliance Global Bond	11.042	10.224	2,012,750	1999
	9.811	11.042	864,622	1998
	9.883	9.811	205,125	1997
	10.000	9.883	3,744	1996

Alliance Premier Growth	19.646	25.636	5,481,341	1999
	13.463	19.646	2,283,763	1998
	10.198	13.463	317,794	1997
	10.000	10.198	5,012	1996

Colonial Growth & Income	21.211	22.079	3,742,334	1999
	19.354	21.211	2,071,770	1998
	15.217	19.354	567,111	1997
	15.014	15.217	17,117	1996

Colonial Int'l Fund for	10.761	14.919	3,357,343	1999
Growth	9.660	10.761	2,761,742	1998
	10.075	9.660	968,792	1997
	10.237	10.075	13,317	1996

Colonial Strategic Income	14.237	14.291	5,550,475	1999
	13.616	14.237	3,004,440	1998
	12.642	13.616	559,013	1997
	12.538	12.642	17,084	1996

Colonial U.S. Growth &	24.622	27.196	3,282,447	1999
Income	20.781	24.622	2,033,475	1998
	15.935	20.781	481,689	1997
	15.824	15.935	8,507	1996

Newport Tiger	7.867	13.035	682,021	1999
	8.526	7.867	521,030	1998
	12.555	8.526	234,553	1997
	12.440	12.555	7,691	1996

Liberty All-Star Equity	11.777	12.609	2,552,862	1999
	10.063	11.777	1,385,795	1998
	10.000	10.063	180,237	1997
	(Not available before November 1997)

Stein Roe Global Utilities	17.923	22.737	1,411,434	1999
	15.358	17.923	767,361	1998
	12.095	15.358	152,453	1997
	11.914	12.095	2,268	1996

MFS Emerging Growth	15.455	26.934	1,676,384	1999
	11.680	15.455	1,076,139	1998
	9.716	11.680	211,030	1997
	10.000	9.716	5,714	1996

MFS Research	14.400	17.617	2,803,066	1999
	11.834	14.400	1,643,616	1998
	9.978	11.834	476,726	1997
	10.000	9.978	11,120	1996

Stein Roe Balanced	27.188	30.197	2,553,234	1999
	24.497	27.188	1,435,204	1998
	21.264	24.497	334,688	1997
	21.207	21.264	6,116	1996

Stein Roe Growth Stock	44.829	60.541	1,106,820	1999
	35.538	44.829	537,753	1998
	27.242	35.538	62,291	1997
	27.602	27.242	871	1996

Stein Roe Money Market	14.284	14.762	3,734,162	1999
	13.780	14.284	1,645,971	1998
	13.288	13.780	141,308	1997
	13.231	13.288	1,619	1996

Stein Roe Mortgage	18.826	18.762	1,905,670	1999
Securities	17.874	18.826	1,213,317	1998
	16.621	17.874	278,723	1997
	16.636	16.621	6,945	1996

Stein Roe Small Company	25.351	37.025	242,409	1999
Growth	31.085	25.351	219,819	1998
	29.237	31.085	70,397	1997
	28.254	29.237	2,017	1996

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* Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

** Each value is as of November 18, 1996, which is the date the Eligible Fund Sub-account first became available, except for Liberty All-Star Equity which became available in November, 1997.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

PERFORMANCE INFORMATION

The Variable Account may from time to time advertise certain performance information concerning its various Sub-accounts.

Performance information is not an indicator of either past or future performance of a Certificate.

The Sub-accounts may advertise total return information for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

Average annual total return information shows the average annual compounding percentage applied to the value of an investment in the Sub-account from the beginning of the measuring period to the end of that period. This average annual total return reflects all historical investment results, less all Sub-account and Certificate charges and deductions. This would include any contingent deferred sales charge that would apply if you surrendered the Certificate at the end of each period indicated. Average total return is not reduced by any premium taxes. Average total return would be less if these taxes were deducted.

In order to calculate average annual total return, we divide the change in value of a Sub-account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

The Sub-accounts may present additional non-standardized total return information computed on a different basis:

(a) First, the Sub-accounts may present total return information as described above, except for the deduction for the contingent deferred sales charge. This presentation assumes that the investment in the Certificate continues beyond the period when the contingent deferred sales charge applies. This is consistent with the long-term investment and retirement objectives of the Certificate. The total return percentage will be higher using this method than the standard method described above.

(b) Second, the Sub-accounts may present total return information as described above, except there are no Certificate deductions for the contingent deferred sales charge, the certificate maintenance charge and premium tax charges. Because there are no charges deducted, the calculation is simplified. We divide the change in a Sub-account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-account at the beginning of the period. This computation results in a twelve-month change rate. For longer periods it is a total rate for the period. We annualize the total rate in order to obtain the average annual percentage change in the Accumulation Unit value. The percentages would be lower if these charges were included.

(c) Third, certain of the Eligible Funds have been available for other variable annuity contracts prior to the beginning of the offering of the Certificates described in this prospectus. Any performance information for such periods will be based on the historical results of the Eligible Funds and applying the fees and charges to the Certificate for the specified time periods.

The Stein Roe Money Market Sub-account is a money market Sub-account that also may advertise yield and effective yield information. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a fifty-two week period. It is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account and a Certificate but does not include contingent deferred sales charges and premium tax charges. The yield would be lower if these charges were included.

We calculate the effective yield of the Stein Roe Money Market Sub-account in a similar manner but, when annualizing the yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

KEYPORT AND THE VARIABLE ACCOUNT

We were incorporated in Rhode Island in 1957 as a stock life insurance company. Our executive and administrative offices are at 125 High Street, Boston, Massachusetts 02110. Our home office is at 695 George Washington Highway, Lincoln, Rhode Island 02865 .

We write individual life insurance and individual and group annuity contracts that are "non-participating". That is, we do not pay dividends or benefits based on our financial performance. We are licensed to do business in all states except New York and are also licensed in the District of Columbia and the Virgin Islands. We are rated A (Excellent) by A.M. Best and Company, independent analysts of the insurance industry. Standard & Poor's ("S&P") rates us AA- for very strong financial security, Moody's rates us A2 for good financial strength and Duff & Phelps rates us AA- for very high claims paying ability. The Best's A rating is in the second highest rating category, which also includes a lower rating of A-. S&P and Duff & Phelps have one rating category above AA and Moody's has two rating categories above A. The Moody's "2" modifier means that we are in the middle of the A category. The S&P and Duff & Phelps "-" modifier signifies that we are at the lower end of the AA category. These ratings reflect the opinion of the rating company as to our relative financial strength and ability to meet contractual obligations to our policyholders. Even though we hold the assets in the Variable Account separately from our other assets, our ratings may still be relevant to you since not all of our contractual obligations relate to payments based on those segregated assets.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

We are indirectly owned by Liberty Financial Companies, Inc. and are ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance and financial services institution.

We established the Variable Account pursuant to the provisions of Rhode Island Law on January 30, 1996. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Certificates are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Certificate Date. The minimum initial purchase payment is $5,000 and $2,000 for individual retirement annuities. You may make additional purchase payments. Each subsequent purchase payment must be at least $1,000 or any lesser amount we may permit, which is currently $250. We may reject any purchase payment or any application.

If your application for a Certificate is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment to the Variable Account within two business days of receipt. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error.

We will permit others to act on your behalf in certain instances, including:
o	We will accept an application for a Certificate signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.
o	We will issue a Certificate to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Certificate with a copy of an application containing that information. We will send you the Certificate and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the application or a Certificate delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Certificate relates only to amounts so confirmed.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest the purchase payments you applied to the Variable Account in the Eligible Fund Sub-accounts chosen by you. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account or must specify the asset allocation model selected. (See "Other Services, The Programs".) The percentage for each Sub-account, if not zero, must be at least 5% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person have given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix B. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The Eligible Funds are the separate funds listed within the Alger American Fund, Alliance Series Fund, Liberty Trust, MFS Trust and SteinRoe Trust. Keyport and the Variable Account may enter into agreements with other mutual funds for the purpose of making such mutual funds available as Eligible Funds under certain Certificates.

We do not promise that the Eligible Funds will meet their investment objectives. Amounts you have allocated to Sub-accounts may grow, decline, or grow less in value than you expect, depending on the investment performance of the Sub-accounts in which the Eligible Funds invest. You bear the investment risk that those Sub-accounts possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-accounts of the Variable Account.

All the Eligible Funds are funding vehicles for variable annuity contracts and variable life insurance policies offered by our separate accounts. The Eligible Funds are also available for the separate accounts of insurance companies affiliated and unaffiliated with us. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Fund prospectuses under the following captions: Alger American Fund--"Participating Insurance Companies and Plans"; Alliance Series Fund--"Introduction to the Fund"; Liberty Trust--"The Trust"; MFS Trust--"Investment Concept of the Trust"; and SteinRoe Trust--"The Trust".

Fred Alger Management, Inc. ("Alger Management") is the investment manager for the Eligible Funds of Alger American Fund.

Alliance Capital Management L.P. is the investment adviser for the Eligible Funds of Alliance Series Fund. AIGAM International Limited is sub-adviser for Alliance Global.

Liberty Advisory Services Corp. ("LASC"), our subsidiary, is the manager for Liberty Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate, is the sub-adviser for the Eligible Funds except for Newport Tiger, Stein Roe Global Utilities and Liberty All-Star Equity. Newport Fund Management, Inc., an affiliate, is sub-adviser for Newport Tiger. Liberty Asset Management Company, an affiliate, is sub-adviser for Liberty All-Star Equity and the current portfolio managers are J.P. Morgan Investment Management Inc., Oppenheimer Capital, TCW Funds Management, Inc., Westwood Management Corp. and Boston Partners Asset Management, L.P.

Massachusetts Financial Services Company ("MFS") is the investment adviser for the Eligible Funds of MFS Trust.

Stein Roe & Farnham Incorporated ("Stein Roe"), an affiliate, is the investment adviser for each Eligible Fund of SteinRoe Trust and sub-adviser for Stein Roe Global Utilities.

We have briefly described the Eligible Funds below. You should read the current prospectuses for the Eligible Funds for more details and complete information. The prospectuses are available, at no charge, from a salesperson or by writing to us or by calling (800) 437-4466.
Eligible Funds of Alger
American Fund and Variable Account
Sub-accounts	Investment Objective

Alger Growth	Long-term capital appreciation
(Alger Growth Sub-account)
Alger Small Cap	Long-term capital appreciation.
(Alger Small Cap Sub-account)

Eligible Funds of Alliance Series
Fund and Variable Account
Sub-accounts	Investment Objective

Alliance Global Bond	A high level of return from a
(Alliance Global Bond	combination of current income and
Sub-account)	capital appreciation by investing
in a globally diversified portfolio
of high quality debt securities
denominated in the U.S. Dollar and
a range of foreign currencies.

Alliance Premier Growth	Growth of capital rather than
(Alliance Premier Growth	current income.
Sub-account)

Eligible Funds of Liberty Trust
and Variable Account
Sub-accounts	Investment Objective
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Colonial Growth & Income	Primarily income and long-term
(Colonial Growth & Income Sub-account)	capital growth and, secondarily,
preservation of capital.
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Colonial Int'l Fund for Growth	Long-term capital growth, by
(Colonial Int'l Fund for Growth	investing primarily in non-U.S.
Sub-account)	equity securities.

Colonial Strategic Income	A high level of current income, as
(Colonial Strategic Income	is consistent with prudent risk and
Sub-account)	maximizing total return, by
diversifying investments primarily
in U.S. and foreign government and
high yield, high risk corporate
debt securities.

Colonial U.S. Growth & Income	Long-term capital growth and income
(Colonial U.S. Growth & Income	by investing primarily in large
Sub-account)	capitalization equity securities.

Liberty All-Star Equity	Total investment return, comprised
(Liberty All-Star Equity Sub-account)	of long-term capital appreciation
and current income, through
investment primarily in a
diversified portfolio of equity
securities.

Newport Tiger	Long term capital growth by
(Newport Tiger Sub-account)	investing primarily in equity
securities of companies located in
the nine Tigers of Asia (Hong Kong,
Singapore, South Korea, Taiwan,
Malaysia, Thailand, Indonesia,
China and the Philippines).

Stein Roe Global Utilities	Current income and long-term growth
(Stein Roe Global Utilities	of capital and income.
Sub-account)

Eligible Funds of MFS Trust
and Variable Account
Sub-accounts	Investment Objective

MFS Emerging Growth	Long-term growth of capital.
(MFS Emerging Growth Sub-account)

MFS Research	Long-term growth of capital and
(MFS Research Sub-account)	future income.

Eligible Funds of SteinRoe Trust
and Variable Account
Sub-accounts	Investment Objective

Stein Roe Balanced	High total investment return
(Stein Roe Balanced	through investment in a changing
Sub-account)	mix of securities.

Stein Roe Growth Stock	Long-term growth of capital through
(Stein Roe Growth Stock	investment primarily in common
Sub-account)	stocks.

Stein Roe Money Market	High current income from short-term
(Stein Roe Money Market	money market instruments while
Sub-account)	emphasizing preservation of capital
and maintaining excellent
liquidity.

Stein Roe Mortgage Securities	Highest possible level of current
(Stein Roe Mortgage Securities	income consistent with safety of
Sub-account)	principal and maintenance of
liquidity through investment
primarily in mortgage-backed
securities.

Stein Roe Small Company Growth	Capital growth by investing
(Stein Roe Small Company Growth	primarily in common stocks,
Sub-account)	convertible securities, and other
securities selected for prospective
capital growth.

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

We may charge a transfer fee and limit the number of transfers that you can make in a time period. Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Certificate Value being lower than it would have been if you had been able to make the transfer.

Limits on Transfers

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Currently, we do not charge a transfer fee. We reserve the right to charge a fee in excess of 12 in each Certificate Year. We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. The fee will not exceed $25.

Currently, we do not limit the number or frequency of transfers except as follows:

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o

We impose a transfer limit of one transfer every thirty days, or such other period as we may permit, for transfers on behalf of multiple Certificates by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer, and

o

We limit each transfer to a maximum of $500,000, or such greater amount as we may permit. We treat all transfer requests for a Certificate made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Certificate you own. The total combined transfer amount is subject to the $500,000 limitation. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers, and

o

We treat as a single transfer all transfers made on the same day on behalf of multiple Certificates by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer. The $500,000 limitation applies to such transfers. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers.

If we have executed a transfer with respect to your Certificate as part of a multiple transfer request, we will not execute another transfer request for your Certificate for thirty days.

By applying these limitations we intend to protect the interests of individuals who do and those who do not engage in significant transfer activity among Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may cause an adverse affect on the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in fund transaction costs which all Certificate Owners must indirectly bear.

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You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix B. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account, or further investment in the shares of an Eligible Fund is no longer appropriate under the Certificate, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in the operation of the Variable Account and Eligible Funds:
o	to operate the Variable Account in any form permitted by law;

o	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

o	to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

o	to add, combine or remove Sub-accounts in the Variable Account; and

o	to change how charges are assessed, so long as the total charges do not exceed the maximum amount that may be charged the Variable Account and the Eligible Funds in connection with the Certificates.

DEDUCTIONS

Deductions for Certificate Maintenance Charge

We charge an annual certificate maintenance charge of $36 per Certificate Year. Before the Income Date we do not guarantee the amount of the certificate maintenance charge and may change it. This charge reimburses us for our expenses incurred in maintaining your Certificate.

Before the Income Date, we will deduct the certificate maintenance charge from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary. We will waive this charge before the Income Date if:
o	it is the first Certificate Anniversary;

o	the Certificate Value is at least $40,000 on the date we impose this charge, or

o	in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals.

On the Income Date, we will subtract a pro-rata portion of the charge due on the next Certificate Anniversary from the Variable Account Value. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date. We will deduct the charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

Once annuity payments begin, the certificate maintenance charge is guaranteed not to increase. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

We will waive the charge on and after the Income Date for the current year if:

o	you have selected variable annuity Option A; and

o	the present value of all of the remaining payments is at least $40,000 at the time of the first payment of the year.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee the Death Benefits described in "Death Provisions". We also assume an expense risk since the certificate maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.

We deduct a mortality and expense risk charge from each Sub-account. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date. We may deduct less than the full charge from Sub-account values attributable to Certificates issued to our employees and to other persons specified in "Sales of the Certificates". Additionally, we may, in certain circumstances described in "Sales of the Certificates" offer to credit additional interest from our general account to a purchase payment upon receipt as an allowance for future deductions of the mortality and expense risk charge.

Deductions for Daily Distribution Charge

We do not deduct the distribution charge during the annuity period. We deduct from each Sub-account for each valuation period a daily distribution charge equal on an annual basis to 0.15% of the average daily net asset value of each Sub-account. This charge compensates us for certain sales distribution expenses relating to the Certificate.

We will not deduct this charge from your Sub-account values once we have reached the maximum cumulative distribution charge limit. We do not deduct this charge from the values of the Certificates issued to our employees and other persons specified in "Sales of the Certificates". We may decide not to deduct the charge from Sub-account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Contingent Deferred Sales Charge

We do not deduct a sales charge from the Certificate when you purchase it. We may deduct such a charge if you surrender your Certificate.

To determine whether we will deduct a contingent deferred sales charge if you surrender your Certificate, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Certificate Value over time. This allows us to determine if a charge is due with respect to a particular purchase payment.

You may make partial surrenders during the Accumulation Period without incurring a contingent deferred sales charge. During the first Certificate Year, you may withdraw an amount up to the Certificate's earnings. Earnings equal the Certificate Value at the time of withdrawal, less purchase payments not previously withdrawn. Beginning with the second Certificate Year, you may withdraw earnings, and an amount up to 10% of the Certificate Value on the prior Certificate Anniversary, less earnings. We will deduct a contingent deferred sales charge with respect to withdrawals in excess of these amounts.

We will deduct the contingent deferred sales charge resulting from an excess withdrawal in any Certificate Year from the purchase payments beginning with the oldest payment until we have deducted the full amount.

The amount of the contingent deferred sales charge we deduct will equal the amount of your surrender multiplied by the applicable percentage for the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each purchase payment you make. The applicable percentages for each year are 7% during the first year, and decreasing by 1% each following year until the percentage is 0%. We will deduct the contingent deferred sales charges from the Sub-accounts and the Fixed Account in the same manner as we deduct the amount you surrender.

We keep a record of all amounts we have deducted for all contingent deferred sales charges and daily distribution charges. We will never deduct more than a total of 9% from your purchase payments for sales and distribution charges.

The contingent deferred sales charge is used to cover the expenses of selling the Certificate, including compensation paid to selling dealers and the cost of sales literature. We pay any expenses not covered by the charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

We will waive the contingent deferred sales charge in the event a Covered Person is confined in a medical facility in accordance with the provisions and conditions of an endorsement to the Certificate relating to such confinement.

The contingent deferred sales charge is not applicable to Certificates issued to our employees and other persons specified in "Sales of the Certificates".

We may reduce or change any contingent deferred sales charge percentage to 0% under a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Under the "Systematic Withdrawal Program" on page 22 and under other permitted circumstances, we may allow the 10% withdrawal amount to be available in the first Certificate Year. If so, the initial purchase payment will be substituted for the Certificate Value.

Deductions for Transfers of Variable Account Value

The Certificate allows us to charge a transfer fee. Currently, we do not charge such a fee. We will notify you prior to the imposition of any fee and the fee will not exceed $25.

Deductions for Premium Taxes

We deduct the amount of any premium taxes required by any state or governmental entity. We deduct premium taxes from Certificate Value when they are paid. The actual amount of any such premium taxes will depend, among other things, on the type of Certificate you purchase (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, and the insurance tax laws of such states. Currently such premium taxes range from 0% to 5.0% of either total purchase payments or Certificate Value.

Deductions for Income Taxes

We will deduct income taxes from any amount payable under the Certificate that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

Total Variable Account expenses you will incur will be the certificate maintenance charge, the mortality and expense risk charge, and the daily distribution charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions and expenses paid out of the assets of the Eligible Funds. The prospectus for the Eligible Fund describes these deductions and expenses.

OTHER SERVICES

The Programs. We offer the following investment related programs which are available only prior to the Income Date:
o	asset allocation;

o	dollar cost averaging;

o	systematic investment; and

o	systematic withdrawal programs.

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A rebalancing program is available before and after the Income Date. Under each program that uses transfers, the transfers between and among Sub-accounts and the Fixed Account are not counted as one of the twelve free transfers. Each of the programs has its own requirements, as discussed below. We reserve the right to terminate any program and you may terminate your participation in any program at any time.

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If you have submitted a telephone authorization form, you may make certain changes by telephone. For those programs involving transfers, you may change instructions by telephone with regard to which Sub-accounts or Fixed Account Certificate Value may be transferred. We describe the current conditions and procedures in Appendix B.

Dollar Cost Averaging Program. Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the Stein Roe Money Market Sub-account or the One-Year Guarantee Period into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the Stein Roe Money Market Sub-account or the One-Year Guarantee Period. We reserve the right to limit the number of Sub-accounts you may choose; currently, there are no limits.

If you wish to participate in the program you must specify in writing the Stein Roe Money Market Sub-account or the One-Year Guarantee Period from which you want the transfers made. You must also tell us the monthly amount you want transferred (minimum $100) and the Sub-account(s) to which you want the transfers made. The first transfer will occur about 30 days after we receive your request. Each subsequent periodic transfer will occur at the close of the same valuation period. If you select monthly transfers and the first transfer occurs on April 8, the second transfer will occur at the close of the valuation period that includes May 8. When the remaining value is less than the monthly transfer amount, we will transfer that remaining value and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments, or by transferring Certificate Value, to the Stein Roe Money Market Sub-account or the One-Year Guarantee Period.

You may change the monthly amount you want transferred, the Sub-account(s) to which you want transfers made, or end the program. The program will automatically end on the Income Date. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 4:00 P.M. Eastern Time of the business day before the next scheduled transfer in order for the new instructions to be in effect for that transfer. We establish conditions and procedures for telephone instructions for dollar cost averaging from time to time. The current conditions and procedures appear in Appendix B, and you will be notified prior to any changes.

Asset Allocation Program. You may select from five asset allocation model portfolios separately developed by Ibbotson Associates and Standard & Poor's:
o	Model A -- Capital Preservation,

o	Model B -- Income and Growth,

o	Model C -- Moderate Growth,

o	Model D -- Growth, and

o	Model E -- Aggressive Growth.

If you elect one of the models, we will automatically allocate initial and subsequent purchase payments among the Sub-accounts in the model. You may use only one model in a Certificate at a time. You may use a questionnaire and scoring system to determine the model that corresponds to your risk tolerance and time horizons.

Periodically Ibbotson Associates and Standard & Poor's will review the models and may determine that a reconfiguration of the Sub-accounts and percentage allocations among those Sub-accounts is appropriate. You will receive notification prior to any reconfiguration.

The Fixed Account is not available in any asset allocation model. You may allocate initial or subsequent purchase payments, or Certificate Value, between an asset allocation model and the Fixed Account.

Rebalancing Program. If you elect purchase payment percentage allocations, we will automatically rebalance the Certificate Value of each Sub-account on the last day of the calendar quarter to match your current percentage allocations. You may terminate the program at any time or change the percentages by notifying us in writing. We must receive your changes ten days before to the end of the calendar quarter. Certificate Value allocated to the Fixed Account is not included in the rebalancing program. After the Income Date, the rebalancing program applies only to variable annuity payments, and we will rebalance the number of Annuity Units in each Sub-account. Annuity Units are used to calculate the amount of each annuity payment.

Systematic Investment Program. You may make purchase payments for Non-Qualified Certificates through monthly deductions from your bank account or payroll. You may elect this program by completing and returning a systematic investment program application and authorization form to us. You may obtain an application and authorization form from us or your sales representative. There is a current minimum of $50 per payment for the program.

Systematic Withdrawal Program. To the extent permitted by law, if you enroll in the systematic withdrawal program, we will make monthly, quarterly, semi-annual or annual distributions of a set dollar amount directly to you. We will treat such distributions for federal tax purposes as any other withdrawal or distribution of Certificate Value. You may specify the amount of each partial withdrawal, subject to a minimum of $100. You may make systematic withdrawals from any Sub-accounts or guarantee period of the Fixed Account.

In each Certificate Year, you may withdraw portions of Certificate Value without any contingent deferred sales charge ("free withdrawal amount"). If your withdrawals under the program exceed the free withdrawal amount, the excess will be subject to the applicable contingent deferred sales charge. We will add any unrelated voluntary partial withdrawal you make during a Certificate Year with withdrawals pursuant to the program to determine the applicability of any contingent deferred sales charge.

Unless you specify the Sub-account(s) or the Fixed Account from which you want withdrawals of Certificate Value made, or if the amount in a specified Sub-account is less than the predetermined amount, we will make withdrawals under the program in the manner specified for partial withdrawals in "Partial Withdrawals and Surrender". We will process all Sub-account withdrawals under the program by canceling Accumulation Units equal in value to the amount to be distributed to you and to the amount of any applicable contingent deferred sales charge.

You may combine the program with all other programs except the systematic investment program.

It may not be advisable to participate in the systematic withdrawal program and incur a contingent deferred sales charge when making additional purchase payments under the Certificate.

THE CERTIFICATES

Variable Account Value

The Variable Account Value for your Certificate is based on the sum of your proportionate interest in the value of each Sub-account to which you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make results in the credit of additional Accumulation Units to your Certificate and the appropriate Sub-account. Purchase payments are credited to your Certificate using the Accumulation Unit value that is next calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment.

Valuation Periods

We determine the value of the Variable Account each valuation period using the net asset value of the Eligible Fund shares. A valuation period is the period beginning at 4:00 P.M. (ET) which is the close of trading on the New York Stock Exchange and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When we first purchased Eligible Fund shares on behalf of the Variable Account, we valued each Accumulation Unit at a specified dollar amount. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a / b) - c, where:
(a)	is equal to:

	(i)	the net asset value per share of the Eligible Fund at the end of the valuation period; plus
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	(ii)	the per share amount of any dividend or other distribution of the Eligible Fund made if the record date for such distribution occurs during that same valuation period.
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(b)	is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c)	is equal to:

	(i)	the valuation period equivalent of the mortality and expense risk charge; plus

	(ii)	the valuation period equivalent of the daily distribution charge; plus

	(iii)	a charge factor for any tax provision established by us as a result of the operations of that Sub-account.

If we have deducted the maximum cumulative sales charge limit, we will not deduct the daily distribution charge in (c)(ii) above. For Certificates issued to our employees and other persons specified in "Sales of the Certificates", the mortality and expense risk charge in (c)(i) above is .35% and the daily distribution charge in (c)(ii) above is eliminated. We may eliminate the daily distribution charge in (c)(ii) above for certain Certificates we issue in an internal exchange or transfer .

Modification of the Certificate

Only our President or Secretary may agree to alter the Certificate or waive any of its terms. A change may be made to the Certificate if there have been changes in applicable law or interpretation of law. Any changes will be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

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You may return the Certificate within 10 days after you receive it by delivering or mailing it to us. The postmark on a properly addressed and postage-prepaid envelope determines if a Certificate is returned within the period. We will treat the returned Certificate as if we never issued it and will refund either the Certificate Value or purchase payments, whichever is required by state law. With respect to Certificates issued in exchange for a fixed annuity contract, we will refund the value of the old fixed annuity without consideration of the 3% interest credit in those states that require a return of premium. In states that require a return of Certificate Value, we will return the value of the old fixed annuity without consideration of the 3% interest credit as adjusted for positive or negative investment performance. Thus, the interest credit does not fully vest until the right to revoke period ends.

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If we deliver your Certificate to you in California and you are age 60 or older, you may return the Certificate to us or to the agent from whom you purchased it. If you return the Certificate within 30 days after you received it, we will refund the Certificate Value.

DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. If the Certificate is In Force, you or any Joint Certificate Owner dies, or if the Annuitant dies when a non-natural person (such as a trust) owns the Certificate, we will treat the Designated Beneficiary as the Certificate Owner after such a death.

If the decedent's surviving spouse is the sole Designated Beneficiary, he or she will automatically become the new sole primary Certificate Owner as of the decedent's date of death. If the decedent was the Annuitant, the new Annuitant will be any living contingent annuitant, otherwise the surviving spouse. The Certificate can stay In Force until another death occurs. Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may remain In Force for a period not to exceed five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Certificate for its surrender value. If the Certificate is still in effect at the end of the five-year period, we will automatically end it by paying the Certificate Value to the Designated Beneficiary. If the Designated Beneficiary is not then alive, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

The Covered Person under this paragraph shall be the decedent if he or she is the first to die among you, any joint Certificate Owner, or Annuitant. If there is a non-natural Certificate Owner such as a trust, the Annuitant shall be the Covered Person.

Upon the death of the Covered Person, we will increase the Certificate Value so that it equals the death benefit amount if it is less than the death benefit amount ("DBA"). The DBA is the greater of the "net purchase payment death benefit", the current Certificate Value or the "greatest Anniversary Value".

The net purchase payment death benefit is:
o	the initial purchase payment, plus

o	any additional purchase payments, minus

o	any partial withdrawals and any applicable surrender charges.

Each day we determine the value of your Certificate during a Certificate Year, we will also value your "greatest Anniversary Value". The "greatest Anniversary Value" on the issue date is the initial purchase payment. Each day we will add to this amount any additional purchase payments made that day, and subtract an adjustment for withdrawals made that day. This adjustment equals the amount of the partial withdrawal:
o	divided by the Certificate Value immediately before the withdrawal; and

o	multiplied by the "greatest Anniversary Value" immediately before the withdrawal.

On each Certificate Anniversary, we compare the current Certificate Value to "greatest Anniversary Value", adjusted as described above. If the current Certificate Value exceeds the adjusted "greatest Anniversary Value", the current Certificate Value will become the new "greatest Anniversary Value". This new "greatest Anniversary Value" will be adjusted as described above during the following Certificate Year, if necessary. This process will continue until the Certificate Anniversary prior to the 81st birthday of the Covered Person. On this Certificate Anniversary, the greater of the current Certificate Value and the adjusted "greatest Anniversary Value" will become the new "greatest Anniversary Value". From that point on, the "greatest Anniversary Value" will not change unless subsequent purchase payments are made or withdrawals are taken, in which case the "greatest Anniversary Value" will be adjusted as described above.

When we receive due proof of the Covered Person's death, we will compare, as of the date of death, the Certificate Value and the DBA. If the Certificate Value was less than the DBA, we will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Covered Person's death and the 60th day after we receive proof of the death, surrender the Certificate for the Certificate Value without incurring any applicable contingent deferred sales charge. If the Designated Beneficiary surrenders the Certificate after the applicable 90 or 60 day period or surrenders it at any time after the death of a non-Covered Person, we will deduct any applicable contingent deferred sales charge. If the Designated Beneficiary does not surrender the Certificate, it will continue for the time period specified above.

Payment of Benefits. Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:
o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

o

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time during which the remaining payments are to be made.

Death of Certain Non-Certificate Owner Annuitant. These provisions apply if, while the Certificate is In Force, the Annuitant dies, the Annuitant is not the Certificate Owner or a joint Certificate Owner, and the Certificate Owner is a natural person. The Certificate will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant. If there is no contingent annuitant, you will be the new Annuitant. If the Annuitant dies before you and any joint Certificate Owner, then the Annuitant is the Covered Person and we will increase the Certificate Value, as provided below, if it is less than the DBA, as defined above.

When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Certificate Value and the DBA. If the Certificate Value is less than the DBA, we will increase the Certificate Value by the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection in effect when we receive due proof of death. You may surrender the Certificate within 90 days of the date of the Annuitant's death for the Certificate Value without incurring any applicable contingent deferred sales charge. If you surrender the Certificate after 90 days, we will deduct any applicable contingent deferred sales charge.

DEATH PROVISIONS FOR QUALIFIED CERTIFICATES

Death of Annuitant. If the Annuitant dies while the Certificate is In Force, the Designated Beneficiary will control the Certificate. We will increase the Certificate Value, as provided below, if it is less than the DBA as defined above. When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, we will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We will allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Annuitant's death and the 60th day after we are notified of the death, surrender the Certificate for the Certificate Value without incurring any applicable contingent deferred sales charge. If the Designated beneficiary surrenders the Certificate after the applicable 90 or 60 day period, we will deduct any applicable contingent deferred sales charge.

If the Designated Beneficiary does not surrender the Certificate, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the period, we will automatically end it then by paying the Certificate Withdrawal Value (without the deduction of any applicable contingent deferred sales charge) to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

Payment of Benefits. You or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:
o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

o

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application and you may exercise all the rights of the Certificate. Joint Certificate Owners are permitted. Contingent Certificate Owners are not permitted.

You may direct us in writing to change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of that person.

Because a change of Certificate Owner by means of a gift may be a taxable event, you should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. You should consult the plan administrator and a competent tax adviser as to the tax consequences resulting from such a transfer.

ASSIGNMENT

You may assign the Certificate at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Certificate may have limitations on your ability to assign the Certificate.

Because an assignment may be a taxable event, you should consult a competent tax adviser as to the tax consequences resulting from any such assignment.

PARTIAL WITHDRAWALS AND SURRENDER

You may make partial withdrawals from the Certificate by notifying us in writing. The minimum withdrawal amount is $300. We may permit a lesser amount with the systematic withdrawal program. If the Certificate Value after a partial withdrawal would be below $2,500, we will treat the request as a withdrawal of only the amount over $2,500. The amount withdrawn will include any applicable contingent deferred sales charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount withdrawn from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

You may totally surrender the Certificate by notifying us in writing. Surrendering the Certificate will end it. Upon surrender, you will receive the Certificate Withdrawal Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may purchase for yourself an annuity payment option with any surrender benefit of at least $5,000. If the Certificate Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not surrender annuity options based on life contingencies after annuity payments have begun. You may surrender Option A, described in "Annuity Options" below, which is not based on life contingencies, if you have selected a variable payout.

Because of the potential tax consequences of a partial withdrawal or surrender, you should consult a competent tax adviser.

ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, we will begin payments under the annuity option or options you have chosen. We determine the amount of the payments on the Income Date by:
o	applying payments to the option you choose for your Certificate Value,

o	increasing or decreasing your Certificate Value by applying by a limited market value adjustment of Fixed Account Value described in Appendix A,

o	subtracting any premium taxes not previously deducted, and

o	subtracting any applicable certificate maintenance charge on the Income Date in accordance with the option selected.

Annuity Option and Income Date

You may select an Annuity Option and Income Date at the time of application. If you do not select an Annuity Option, we automatically choose Option B. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the earlier of:
o	the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary, or

o	any maximum date permitted under state law.

You may continue to make purchase payments until you reach your Income Date.

Change in Annuity Option and Income Date

You may choose or change an Annuity Option or the Income Date by writing to us at least 30 days before the Income Date. However, any Income Date must be:

o	for fixed annuity options, not earlier than the first Certificate Anniversary, and

o	not later than the earlier of

	(i)	the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary or

	(ii)	any maximum date permitted under state law.

Annuity Options

The Annuity Options are:

Option A: Income for a Fixed Number of Years;

Option B: Life Income with 10 Years of Payments Guaranteed; and

Option C: Joint and Last Survivor Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with our general account Fixed Account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate. We will determine the dollar amount of each fixed annuity payment by:
o

deducting from the Fixed Account Value, increased or decreased by a limited market value adjustment described in Appendix A, any premium taxes not previously deducted and any applicable certificate maintenance charge;

o	dividing the remainder by $1,000; and

o	multiplying the result by the greater of:
	(i)	the applicable factor shown in the appropriate table in the Certificate; and
	(ii)	the factor we currently offer at the time annuity payments begin. We may base this current factor on the sex of the payee unless we are prohibited by law from doing so.

If you do not select an Annuity Option, we will automatically apply Option B. Unless you choose otherwise, we will apply:
o	Variable Account Value (less any premium taxes not previously deducted and less any applicable certificate maintenance charge) in its entirety to a variable annuity option, and

o	Fixed Account Value, increased or decreased by a limited market value adjustment described in Appendix A less any premium taxes not previously deducted, to a fixed annuity option.

The same amount applied to a variable option and a fixed option will produce a different initial annuity payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we have the right to reduce the frequency of payments to a period that will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. We will pay an annuity for a chosen number of years, not less than 5 nor more than 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment. We refer to Option A as Preferred Income Plan (PIP). At any time while we are making variable annuity payments, the payee may elect to receive the following amount:
o

the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option (For the variable annuity this interest rate is 6% per year (5% per year for Oregon and Texas Certificates), unless at the time you chose Option A you selected 3% per year in writing); less

o

any contingent deferred sales charge due by treating the value defined above as a total surrender. Instead of receiving a lump sum, the payee may elect another payment option and we will not reduce the amount applied to the option by the market value adjustment above.

If, at the death of the payee, Option A payments have been made for fewer than the chosen number of years:

o	we will continue payments during the remainder of the period to the successor payee; or

o

the successor payee may elect to receive in a lump sum the the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (5% per year for Oregon and Texas Certificates), unless the payee chose 3% per year at the time the option was selected.

The mortality and expense risk charge is deducted during the Option A payment period if a variable payout has been selected, but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option A. Under this option, we convert your annual payment into twelve equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described below in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in twelve equal monthly payments. The sum of the twelve monthly payments will exceed the annual payment amount because of an interest rate factor we use, which will vary from year to year. If the payments are commuted, (1) we will use the commutation method described above for calculating the present value of remaining annual payments and (2) use the interest rate that determined the current twelve monthly payments to commute any unpaid monthly payments.

See "Annuity Payments" for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. We will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

o	we will continue payments during the remainder of the period to the successor payee; or

o

such successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (5% per year for Oregon and Texas Certificates), unless the payee had chosen 3% per year at the time the option was selected.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option C: Joint and Last Survivor Income. We will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment, or to receive only two annuity payments if both payees die after receipt of the second payment, and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by using an annuity purchase rate based on an assumed annual investment return of 6% per year (5% per year for Oregon and Texas Certificates), unless you choose 3% in writing. Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to:
o	the sum of all Sub-account payments, less

o	the pro-rata amount of the annual certificate maintenance charge.

Currently, there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment and deduct any overpayments, unless repaid in one sum, from future annuity payments until we are repaid in full.

SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We also reserve the right to suspend or postpone any type of payment from the Variable Account for any period when:
o	the New York Stock Exchange is closed other than customary weekend or holiday closings;
o	trading on the Exchange is restricted;
o	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or
o	the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the prior two conditions described above exist.

TAX STATUS

Introduction

This discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. We make no attempt to consider any applicable state or other tax laws. Moreover, this discussion is based upon our understanding of current federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

The Certificate is for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Certificate and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial withdrawal, an assignment or gift of the Certificate, or annuity payments. A trust or other entity owning a Non-Qualified Certificate, other than as an agent for an individual, is taxed differently; increases in the value of a Certificate are taxed yearly whether or not a distribution occurs.

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Surrenders, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Certificate, the portion of the payment that exceeds your cost basis in the Certificate is subject to tax as ordinary income. For Non-Qualified Certificates, the cost basis is generally the amount of the purchase payments made for the Certificate. For Qualified Certificates, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Certificate. If the Designated Beneficiary elects to receive annuity payments that begin within one year of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

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Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent Certificate Value exceeds purchase payments. Then, to the extent the Certificate Value does not exceed purchase payments, such withdrawals are treated as a non-taxable return of principal to you. For partial withdrawals under a Qualified Certificate, payments are treated first as a non-taxable return of principal up to the cost basis and then a taxable return of income. Since the cost basis of Qualified Certificates is generally zero, partial withdrawal amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Certificate, you will be treated as if you had received the amount assigned or pledged. You will be subject to taxation under the rules applicable to partial withdrawals or surrenders. If you give away your Certificate to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Certificate.

A special computational rule applies if we issue to you, during any calendar year, two or more Certificates, or one or more Certificates and one or more of our other annuity contracts. Under this rule, the amount of any distribution includable in your gross income is determined under Section 72(e) of the Code. All of the contracts will be treated as one contract. We believe this means the amount of any distribution under any one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of each contract's cost basis.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Annuity Option A, pursuant to which each annual payment is placed in our general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on the following amounts received:

o	after the taxpayer attains age 59-1/2;
o	in a series of substantially equal payments made for life or life expectancy;
o	after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the Annuitant);
o	if the taxpayer becomes totally and permanently disabled; or
o

under a Non-Qualified Certificate's annuity payment option that provides for a series of substantially equal payments; provided that only one purchase payment is made to the Certificate, that the Certificate is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Certificate Year.

Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).

Section 1035 Exchanges. You may purchase a Non-Qualified Certificate with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:
o	the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Certificates";
o

purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and

o	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:
	(i)	the penalty tax does not apply to any distribution;
	(ii)	partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and
	(iii)	assignments are not treated as surrenders subject to taxation.

We base our understanding of the above principally on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Certificate, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate will not be treated as an annuity contract. As a consequence, income earned on a Certificate would be taxable to you in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, we would be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which your control of the investments of a segregated asset account may cause you, rather than us, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Certificate. We, however, have reserved certain rights to alter the Certificate and investment alternatives so as to comply with such regulations. Since no regulations have been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, you are urged to consult with your tax adviser.

Qualified Plans

The Certificate is for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Certificate with the various types of Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection with them. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a " Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, benefits may be paid, through surrender of the Certificate or otherwise, only:

o	when the employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or

o	in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of 12/31/88. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Certificate, we will notify you if all or part of such distribution is eligible for rollover to another TSA or to an individual retirement annuity or account (IRA). Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another TSA or IRA.

Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" and "Roth IRA", respectively. These individual retirement annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible to contribute, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Annuity Purchases by Nonresident Aliens

The discussion above provides general information regarding federal income tax consequences to annuity purchasers who are U.S. citizens or resident aliens. Purchasers who are not U.S. citizens or are resident aliens will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower rate applies in a U.S. treaty with the purchaser's country. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Certificate prior to the Income Date. The number of shares held in each Sub-account which are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having a voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

SALES OF THE CERTIFICATES

Keyport Financial Services Corp. ("KFSC"), our subsidiary, serves as the principal underwriter for the Certificate described in this prospectus. Salespersons who represent us as variable annuity agents will sell the Certificates. Such salespersons are also registered representatives of broker/dealers who have entered into distribution agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110.

A dealer selling the Certificate may receive up to 6.00% of purchase payments, and additional compensation later based on the Certificate Value of those payments. The percentage may increase to 7.00% during certain time periods Keyport and KFSC select. In addition, under certain circumstances, we or certain of our affiliates, under a marketing support agreement with KFSC, may pay certain sellers for other services not directly related to the sale of the Certificates, such as special marketing support allowances.

We may sell Certificates with lower or no dealer compensation (1) to a person who is as officer, director, or employee of ours or an affiliate of ours or (2) to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that (1) they are not subject to the deduction for the certificate maintenance charge, the asset-based distribution charge or the contingent deferred sales charge and (2) they have a mortality and expense risk charge of 0.35% per year.

We may sell Certificates with lower or no dealer compensation as part of an exchange program for other fixed ("Old FA") and variable ("Old VA") annuity contracts we previously issued. A Certificate issued in exchange for an Old VA that has a contingent deferred sales charge provision will be issued with an exchange endorsement. One effect of the endorsement is that we will not assess a contingent deferred sales charge under the Old VA at the time of the exchange. We will calculate any contingent deferred sales charge assessed under the Certificate in relation to the initial purchase payment (i.e., the amount exchanged) based on the actual time of each purchase payment under the Old VA. The endorsement also provides that we will not refund the amount described in "Right to Revoke" if the Certificate is returned. Instead, we will return the Old VA to the owner and treat it as if no exchange had occurred.

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Additionally, under an exchange program from an Old FA, we may offer to credit the initial purchase payment upon receipt with additional interest equal to 3% of the purchase payment. Interest credited represents an allowance for future deductions of the mortality and expense risk charge consistent with anticipated cost savings. Such interest will be allocated on a pro-rata basis to the Sub-accounts you select. You should consult a tax adviser on the tax consequences of receiving this additional interest. Please see "Right to Revoke" provision for information on the amount you would receive if you exercise that right.

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LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

INQUIRIES BY CERTIFICATE OWNERS

You may write us with questions about your Certificate to Keyport Life Insurance Company, Client Service Department, 125 High Street, Boston, MA 02110, or call (800) 367-3653.

TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

THE FIXED ACCOUNT (ALSO KNOWN AS THE MODIFIED GUARANTEED ANNUITY ACCOUNT)

Introduction

This appendix describes the Fixed Account option available under the Certificate.

Fixed Account Values are subject to a market value adjustment. The adjustment may result in an increase or decrease in amounts transferred and amounts paid to you or other payees (including withdrawals, surrenders, death benefits, and amounts applied to purchase annuity payments). However, a market value adjustment will not reduce the interest rate applied to amounts you allocate to a Guarantee Period to less than 3% per year. Payments made from Fixed Account Values at the end of a guarantee period are not subject to the market value adjustment.

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Any purchase payments you allocate to the Fixed Account option become part of our general account. Because of provisions in the securities laws, our general account, including the Fixed Account, is not subject to regulation under the Securities Act of 1933 or the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

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Investments in the Fixed Account

We will allocate purchase payments to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment you want to allocate to each Guarantee Period. The percentage, if not zero, must be at least 5%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have, in writing, authorized us to accept telephone allocation instructions. By authorizing us to accept telephone changes, you are agreeing to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. We will notify you in advance of any changes.

Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Certificate Value. We currently offer Guarantee Periods of 1, 3, 5, and 7 years. We may change at any time the number and/or length of Guarantee Periods we offer. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of the period. At that time, you must select a different Guarantee Period.

Capital Protection Plus

We offer a capital protection plus program. Under this program, we allocate part of your purchase payment to the Guarantee Period you select. Currently, you may select the 7-year Guarantee Period. Based on the length of the period and the period's interest rate, we determine how much of your purchase payment must be allocated to the Guarantee Period so that, at the end of the Guarantee Period, the allocated amount plus interest will be equal to your total purchase payment. We will allocate the rest of your purchase payment to the Sub-account(s) of the Variable Account based on your allocation instructions. If you surrender or transfer any part of the Fixed Account Value before the end of the guarantee period, the value at the end of that period will not equal your original purchase payment amount.

For example, assume you choose the 7-year Guarantee Period and we receive your purchase payment of $10,000 when the interest rate for the Guarantee Period is 6.75% per year. We will allocate $6,331 to that Guarantee Period, because $6,331 will increase at that interest rate to $10,000 after seven years. The remaining $3,669 of the payment will be allocated to the Sub-account(s) you selected.

Fixed Account Value

Fixed Account Value is equal to:
(a)	all purchase payments allocated or amounts transferred to the Fixed Account plus the interest credited on those payments or amounts transferred; less

(b)	any prior partial withdrawals or transfers from the Fixed Account, including any applicable charges.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments allocated to the Fixed Account at rates we declare for Guarantee Periods of one or more years from the month and day of allocation. Any rate we set will be at least 3% per year.

Our interest crediting method may result in each of your Guarantee Periods being subject to different rates. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for or transferred to another Guarantee Period as a purchase payment allocation.

Application of Market Value Adjustment

No market value adjustment applies to Guarantee Periods of fewer than three years.

A market value adjustment applies to any Fixed Account Value surrendered, withdrawn, transferred, or applied to an Annuity Option from a Guarantee Period of three years or more, unless:
(a)	the transaction occurs at the end of the Guarantee Period, or

(b)	the Certificate is surrendered within 90 days for the Death Benefit after the death of a Covered Person.

We apply the market value adjustment before we deduct any applicable surrender charges or taxes.

If a market value adjustment applies to a surrender or the application to an Annuity Option, we will add or deduct any positive or negative market value adjustment amount, respectively, to your Certificate Value.

If a market value adjustment applies to either a partial withdrawal or a transfer, we will add or deduct any positive or negative market value adjustment, respectively, to, the partial withdrawal or transfer amount after we have deducted the requested withdrawal or transfer amount from the Fixed Account Value. This means that the net amount may be more or less than the amount requested.

Effect of Market Value Adjustment

A market value adjustment reflects the change in prevailing current interest rates since the beginning of a Guarantee Period. The market value adjustment may be positive or negative. Any negative adjustment may be limited in amount (see "Market Value Adjustment Factor" below).

Generally, if the treasury rate (see "Treasury Rates" below) for your Guarantee Period is lower than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, the market value adjustment will result in a reduction of the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

On the other hand, if the treasury rate for your Guarantee Period is higher than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, then the market value adjustment will result in an increase in the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

Market Value Adjustment Factor

We compute the market value adjustment for each of your Guarantee Periods by multiplying the applicable amount surrendered, withdrawn, transferred, or applied to an Annuity Option, by the market value adjustment factor. The market value adjustment factor is calculated as the larger of formulas (a) and (b):

(a) (1+a)/(1+b)(n/12)-1

where:

"a" is the treasury rate for the initial number of years in your Guarantee Period;

"b" is the treasury rate for a period equal to the time remaining (rounded up to the next whole number of 12-month periods) to the expiration of your Guarantee Period; and

"n" is the number of complete Guarantee Period Months remaining before the expiration of your Guarantee Period.

(b) (1.03)/(1+i)(y+d/#)-1

where:
"i"	is the guaranteed interest rate for your Guarantee Period;

"y"	is the number of complete 12-month periods that have elapsed in your guarantee period;

"d"	is the number of calendar days since the end of the last complete 12-month period in your Guarantee Period or, if "y" is zero, the number of calendar days since the start of your Guarantee Period; and

"#"	is the number of calendar days in the current 12-month period of your Guarantee Period, which is generally 365 days.

As stated above, the formula (b) amount will apply only if it is greater than the formula (a) amount. This will occur only when the formula (a) amount is negative and the formula (b) amount is a smaller negative number. Under these conditions, formula a's full (normal) negative market value adjustment will be limited to the extent that adjustment would decrease your Guarantee Period's Fixed Account Value below the following amount:
(i)	the amount allocated to your Guarantee Period; less
(ii)	any prior systematic or partial withdrawal amounts and amounts transferred; less
(iii)	interest on the above items (i) and (ii) credited annually at a rate of 3% per year.

Treasury Rates

The treasury rate for a Guarantee Period is the interest rate in the Treasury Constant Maturity Series, as published by the Federal Reserve Board, for a maturity equal to the number of years specified in "a" and "b" in formula (a) above. Weekly series are published at the beginning of the following week. The Determination Dates are the last business day before the first and fifteenth of each calendar month.

To determine the "a" treasury rate, we use the weekly series first published on or after the most recent Determination Date that occurs on or before the Start Date for the Guarantee Period. If the Start Date is the same as the Determination Date or the date of publication, or any date in between, we instead use the weekly series first published after the prior Determination Date. To determine the "b" treasury rate, we use the weekly series first published on or after the most recent Determination Date which occurs on or before the date on which the market value adjustment factor is calculated. If the calculation date is the same as the Determination Date or the date of publication, or any date in between, we will instead use the weekly series first published after the prior Determination Date.

If the number of years and or 12-month periods specified in "a" or "b" is not equal to a maturity in the Treasury Constant Maturity Series, we determine the treasury rate by straight line interpolation between the interest rates of the next highest and next lowest maturities.

If the Treasury Constant Maturity Series becomes unavailable, we will adopt a comparable constant maturity index. If such a comparable index is not available, we will replicate calculation of the Treasury Constant Maturity Series Index based on U.S. Treasury Security coupon rates.

End of A Guarantee Period

We will notify you in writing at least 30 days prior to the end of each of your Guarantee Periods. At the end of your Guarantee Period, we will automatically transfer your Guarantee Period's Fixed Account Value to the Stein Roe Money Market Sub-account unless we have received:

(a)	your election of a new Guarantee Period from among those we offer at that time; or

(b)	your instructions to transfer the ending Fixed Account Value to one or more Sub-accounts of the Variable Account.

You may not elect a new Guarantee Period longer than the number of years remaining until the Income Date

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account subject to any applicable market value adjustment. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

The Certificate allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to unlimited transfers per calendar year with a $500,000 per transfer dollar limit. See "Transfer of Variable Account Value" and "Limits on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to changing the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. If you have authorized telephone transfers, you will be notified in advance of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 P.M. Eastern Time, which is the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any requests we receive later, we will execute at the close of the next business day.

If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

APPENDIX B

TELEPHONE INSTRUCTIONS

Telephone Transfers of Certificate Values

1. If there are Joint Certificate Owners, both must authorize us to accept telephone instructions but either Certificate Owner may give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Certificate Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Certificate may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:
o	we receive your written revocation,
o	we discontinue the privilege, or
o	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before the 4:00 P.M. Eastern Time close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day. We will initiate instructions we receive after the close of trading on the NYSE on the following business day.

8. Once we accept instructions, they may not be canceled.

9. You must make all transfers in accordance with the terms of the Certificate and current prospectus. If your transfer instructions are not in good order, we will not execute the transfer and will notify the caller within 48 hours.

10. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

Distributed by:

Keyport Financial Services Corp.

125 High Street, Boston, MA 02110-2712

Issued by:

Keyport Life Insurance Company

125 High Street, Boston, MA 02110-2712

K.A.VAP 5/2000

Yes. I would like to receive the Keyport Advisor Variable Annuity Statement of Additional Information.

Yes. I would like to receive the Statement of Additional Information for the Eligible Funds of:

The Alger American Fund

Liberty Variable Investment Trust

SteinRoe Variable Investment Trust

Alliance Variable Products Series Fund, Inc.

MFS Variable Insurance Trust

Name

Address

City

State

Zip

BUSINESS REPLY MAIL

FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA

POSTAGE WILL BE PAID BY ADDRESSEE

KEYPORT LIFE INSURANCE CO.

125 HIGH STREET

BOSTON, MA 02110-2712

NO POSTAGE

NECESSARY

IF MAILED

IN THE

UNITED STATES

PART B

STATEMENT OF ADDITIONAL INFORMATION

GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

VARIABLE ACCOUNT A

OF

KEYPORT LIFE INSURANCE COMPANY ("Keyport")

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Keyport Advisor variable annuity prospectus dated May 1, 2000. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Keyport at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466.

TABLE OF CONTENTS

The date of this statement of additional information is May 1, 2000.

KA2000.SAI

KEYPORT LIFE INSURANCE COMPANY

Liberty Mutual Insurance Company ("Liberty Mutual"), a multi-line insurance company, is the ultimate corporate parent of Keyport. Liberty Mutual ultimately controls Keyport through the following intervening holding company subsidiaries: Liberty Mutual Equity Corporation, LFC Holdings Inc., Liberty Financial Companies, Inc. ("LFC") and SteinRoe Services, Inc. Liberty Mutual, as of December 31, 1999, owned, indirectly, approximately 72% of the combined voting power of the outstanding stock of LFC (with the balance being publicly held). For additional information about Keyport, see page 12 of the prospectus.

VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

The first payment for each Sub-Account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option; or (b) the factor currently offered by Keyport at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Keyport uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

When Keyport first purchased Eligible Fund shares on behalf of the Variable Account, Keyport valued each Annuity Unit for each Sub-Account at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. (See "Net Investment Factor" in the prospectus.) This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Keyport calculates a net investment factor for each Sub-Account by dividing (a) by (b), where:
(a)	is equal to the net investment factor as defined in the prospectus without any deduction for the Distribution Charge defined in (c)(ii) of the net investment factor formula; and

(b)

is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Certificate's annuity tables is 6% per year (5% per year for Oregon and Texas Certificates). An AIR of 3% per year is also currently available upon Written Request.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-Account Payments

The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Keyport to change the Sub-Account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Keyport receives the request, Keyport will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

CUSTODIAN

The custodian of the assets of the Variable Account is State Street Bank and Trust Company, a state chartered trust company. Its principal office is at 225 Franklin Street, Boston, Massachusetts.

PRINCIPAL UNDERWRITER

The Contract and Certificates, which are offered continuously, are distributed by Keyport Financial Services Corp. ("KFSC"), an indirect wholly-owned subsidiary of Keyport.

EXPERTS

The consolidated financial statements of Keyport Life Insurance Company at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of Keyport Life Insurance Company-Variable Account A at December 31, 1999 and for each of the two years in the period ended December 31, 1999, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

INVESTMENT PERFORMANCE

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The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as distribution charges or administrative charges) that are deducted directly from Certificate values.

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Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

Average Annual Total Return for a Certificate that is Surrendered

The tables below provide performance results for each Sub-Account through December 31, 1999. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Certificate Owner.

The following tables were calculated using the method prescribed by the Securities and Exchange Commission. They illustrate each Sub-Account's average annual total return over the periods shown assuming a single $1,000 initial purchase payment and the surrender of the Certificate at the end of each period. The Sub-Account's average annual total return is the annual rate that would be necessary to achieve the ending value of an investment kept in the Sub-Account for the period specified. The first table uses the inception date of the Certificate's Sub-Accounts while the second table assumes the Certificate was available prior to that date on the Funds' inception date.

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Each calculation assumes that the $1,000 initial purchase payment was allocated to only one Sub-Account and no transfers or additional purchase payments were made. The rate of return reflects all charges assessed against a Certificate and the Sub-Account except for any premium taxes that may be payable. The charges reflected are: a Contingent Deferred Sales Charge that applies when the hypothetical Certificate is surrendered; the annual 1.25% Mortality and Expense Risk Charge; the annual 0.15% distribution charge; and, on an allocated basis, the Certificate's Certificate Maintenance Charge that is deducted at the end of each year and upon surrender. The Contingent Deferred Sales Charge used in the calculations for a particular Sub-Account is equal to the percentage charge in effect at the end of the period multiplied by the assumed $1,000 payment. The percentage charge declines from 7% to 1% over 7 years by 1% per year.
Average Annual Total Return for a
Certificate Surrendered on 12/31/99
Hypothetical $1,000 Purchase Payment*

Length of Investment Period
	One	Three	Five	Ten	Since Sub-Account
Sub-Account	Year	Years	Years	Years	Inception Shown
Alger Growth	25.90%	32.91%	N/A	N/A	31.06%(11/18/96)
Alger Small Cap**	35.44%	20.32%	N/A	N/A	19.74%(11/18/96)
Alliance Global Bond	-12.97%	-0.21%	N/A	N/A	-0.06%(11/18/96)
Alliance Premier Growth	24.49%	35.23%	N/A	N/A	34.56%(11/18/96)
Colonial Growth and Income	-1.91%	12.14%	N/A	N/A	12.15%(11/18/96)
Colonial Int'l Fund for Growth	32.64%	12.93%	N/A	N/A	11.82%(11/18/96)
Colonial Strategic Income	-5.62%	2.90%	N/A	N/A	3.07%(11/18/96)
Colonial U.S. Growth & Income	4.45%	18.54%	N/A	N/A	18.06%(11/18/96)
Liberty All-Star Equity	1.06%	N/A	N/A	N/A	9.39%(11/15/97)
Newport Tiger	59.70%	-0.09%	N/A	N/A	0.23%(11/18/96)
Stein Roe Global Utilities	20.86%	22.52%	N/A	N/A	22.19%(11/18/96)
MFS Emerging Growth	68.28%	39.78%	N/A	N/A	36.74%(11/18/96)
MFS Research	16.34%	19.92%	N/A	N/A	19.02%(11/18/96)
Stein Roe Balanced	5.07%	11.32%	N/A	N/A	10.96%(11/18/96)
Stein Roe Growth Stock	29.05%	29.69%	N/A	N/A	27.88%(11/18/96)
Stein Roe Mortgage Securities	-6.32%	2.85%	N/A	N/A	2.71%(11/18/96)
Stein Roe Small Company Growth	40.05%	7.02%	N/A	N/A	7.96%(11/18/96)

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* Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Colonial Int'l Fund for Growth, Newport Tiger and Stein Roe Balanced. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 2 on page 7 of the prospectus for any expense reimbursement percentages currently applicable to the Funds.

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** Because of a systems error, the 1.40% asset annuity based charge for 11/18/96 through 5/19/97 was added back to the Alger Small Cap Sub-Account on 5/20/97. Had this error not occurred, performance since inception would have been: 34.46%.

Average Annual Total Return for a
Certificate Surrendered on 12/31/99
Hypothetical $1,000 Purchase Payment*

Length of Investment Period
	One	Three	Five	Ten	Since Fund
Sub-Account	Year	Years	Years	Years	Inception Shown
Alger Growth	30.49%	35.97%	34.15%	21.19%	21.36%(01/09/89)
Alger Small Cap**	19.27%	21.25%	21.12%	16.66%	41.44%(09/21/88)
Alliance Global Bond	-7.41%	1.14%	5.91%	N/A	5.38%(07/15/91)
Alliance Premier Growth	30.49%	35.97%	34.15%	N/A	24.60%(06/26/92)
Colonial Growth and Income	4.09%	13.21%	16.69%	N/A	12.96%(07/01/93)
Colonial Int'l Fund for
Growth	38.64%	13.98%	9.88%	N/A	7.32%(05/02/94)
Colonial Strategic Income	0.38%	4.17%	7.37%	N/A	6.72%(07/05/94)
Colonial U.S. Growth &
Income	10.45%	19.50%	21.27%	N/A	19.99%(07/05/94)
Liberty All-Star Equity	7.06%	N/A	N/A	N/A	11.52%(11/15/97)
Newport Tiger	65.70%	1.26%	N/A	N/A	5.84%(05/01/95)
Stein Roe Global Utilities	26.86%	23.42%	21.36%	N/A	13.47%(07/01/93)
MFS Emerging Growth	74.28%	40.48%	N/A	N/A	34.56%(07/24/95)
MFS Research	22.34%	20.86%	N/A	N/A	21.13%(07/26/95)
Stein Roe Balanced	11.07%	12.40%	14.91%	10.36%	11.35%(01/01/89)
Stein Roe Growth Stock	35.05%	30.50%	29.27%	17.61%	18.81%(01/01/89)
Stein Roe Mortgage
Securities	-0.34%	4.12%	5.87%	5.57%	6.07%(01/01/89)
Stein Roe Small Company
Growth	46.05%	8.19%	11.81%	12.22%	13.77%(01/01/89)

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* Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Colonial Int'l Fund for Growth, Newport Tiger and Stein Roe Balanced. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 2 on page 7 of the prospectus any expense reimbursement percentages currently applicable to the Funds.

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** Because of a systems error, the 1.40% asset annuity based charge for 11/18/96 through 5/19/97 was added back to the Alger Small Cap Sub-Account on 5/20/97. Had this error not occurred, performance would have been: 41.44%, 20.69%, 20.78%, 16.50% and 19.12%, respectively.

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Change in Accumulation Unit Value

The following performance information illustrates the average annual change and the actual annual change in Accumulation Unit values for each Sub-Account and is computed differently than the standardized average annual total return information. Performance information for periods prior to the inception date of the Contract's Sub-Accounts (11/18/96 except for Liberty All-Star Equity (11/15/97)) assumes the Certificates were available prior to that date on the Funds' inception date.

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A Sub-Account's average annual change in Accumulation Unit values is the annualized rate at which the value of a Unit changes over the time period illustrated. A Sub-Account's actual annual change in Accumulation Unit values is the rate at which the value of a Unit changes over each 12-month period illustrated. These rates of change in Accumulation Unit values reflect the Certificate's annual 1.25% Mortality and Expense Risk Charge and the annual 0.15% distribution charge. They do not reflect deductions for any Contingent Deferred Sales Charge, Certificate Maintenance Charge, and premium taxes. The rates of change would be lower if these charges were included.
Average Annual Change	Average Annual Change
In Accumulation Unit	in Accumulation Unit Value
Value From Fund	over the period shown
Inception Shown	through 12/31/99
Sub-Account	through 12/31/99**	Three Years	Five Years	Ten Years
Alger Growth	21.36%(01/09/89)	33.67%	29.13%	21.19%
Alger Small Cap***	19.27%(09/21/88)	21.25%	21.12%	16.66%
Alliance Global Bond	5.38%(07/15/91)	1.14%	5.91%	N/A
Alliance Premier Growth	24.60%(06/26/92)	35.97%	34.15%	N/A
Colonial Growth and Income	12.96%(07/01/93)	13.21%	16.69%	N/A
Colonial Int'l Fund for
Growth	7.32%(05/02/94)	13.98%	9.88%	N/A
Colonial Strategic Income	6.72%(07/05/94)	4.17%	7.37%	N/A
Colonial U.S. Growth &
Income	19.99%(07/05/94)	19.50%	21.27%	N/A
Liberty All-Star Equity	11.52%(11/15/97)	N/A	N/A	N/A
Newport Tiger	5.84%(05/01/95)	1.26%	N/A	N/A
Stein Roe Global Utilities	13.47%(07/01/93)	23.42%	21.36%	N/A
MFS Emerging Growth	34.56%(07/24/95)	40.48%	N/A	N/A
MFS Research	21.13%(07/26/95)	20.86%	N/A	N/A
Stein Roe Balanced	11.35%(01/01/89)	12.40%	14.91%	10.36%
Stein Roe Growth Stock	18.81%(01/01/89)	30.50%	29.27%	17.61%
Stein Roe Mortgage
Securities	6.07%(01/01/89)	4.12%	5.87%	5.57%
Stein Roe Small Company
Growth	13.77%(01/01/89)	8.19%	11.81%	12.22%
	12-Month Period Change in Accumulation
	Unit Value**
Sub-Account	1990	1991	1992	1993	1994
Alger Growth	2.69%	38.45%	10.82%	20.78%	0.05%
Alger Small Cap***	7.21%	55.37%	2.12%	11.72%	-5.69%
Alliance Global Bond	N/A	10.29%*	3.40%	9.61%	-6.46%
Alliance Premier Growth	N/A	N/A	12.99%*	11.07%	-4.30%
Colonial Growth and Income	N/A	N/A	N/A	4.28%*	-2.12%
Colonial Int'l Fund for Growth	N/A	N/A	N/A	N/A	-6.86%*
Colonial Strategic Income	N/A	N/A	N/A	N/A	0.15%*
Colonial U.S. Growth & Income	N/A	N/A	N/A	N/A	3.69%*
Liberty All-Star Equity	N/A	N/A	N/A	N/A	N/A
Newport Tiger	N/A	N/A	N/A	N/A	N/A
Stein Roe Global Utilities	N/A	N/A	N/A	-2.38%*	-11.51%
MFS Emerging Growth	N/A	N/A	N/A	N/A	N/A
MFS Research	N/A	N/A	N/A	N/A	N/A
Stein Roe Balanced	-2.11%	26.17%	6.04%	7.78%	-4.52%
Stein Roe Growth Stock	-3.04%	45.98%	5.15%	3.52%	-7.64%
Stein Roe Mortgage Securities	7.59%	12.90%	4.49%	4.80%	-2.93%
Stein Roe Small Company Growth	-10.29%	35.36%	12.90%	33.80%	-0.20%
	12-Month Period Change in Accumulation
	Unit Value**
Sub-Account	1995	1996	1997	1998	1999
Alger Growth	34.49%	11.77%	24.01%	46.03%	31.90%
Alger Small Cap***	42.32%	2.73%	10.62%	13.93%	41.44%
Alliance Global Bond	23.02%	4.72%	-0.72%	12.54%	-7.41%
Alliance Premier Growth	42.85%	21.00%	32.01%	45.93%	30.49%
Colonial Growth and Income	28.34%	16.16%	27.19%	9.60%	4.09%
Colonial Int'l Fund for Growth	4.39%	3.62%	-4.12%	11.40%	38.64%
Colonial Strategic Income	16.67%	8.20%	7.70%	4.56%	0.38%
Colonial U.S. Growth & Income	27.91%	20.14%	30.41%	18.49%	10.45%
Liberty All-Star Equity	N/A	N/A	0.63%*	17.03%	7.06%
Newport Tiger	14.46%	9.69%	-32.09%	-7.73%	65.70%
Stein Roe Global Utilities	33.30%	5.04%	26.98%	16.70%	26.86%
MFS Emerging Growth	16.70%*	15.40%	20.22%	32.31%	74.28%
MFS Research	9.97%*	20.46%	18.60%	21.68%	22.34%
Stein Roe Balanced	23.75%	14.01%	15.21%	10.99%%	11.07%
Stein Roe Growth Stock	35.84%	19.59%	30.45%	26.14%	35.05%
Stein Roe Mortgage Securities	14.14%	3.25%	7.54%	5.32%	-0.34%
Stein Roe Small Company Growth	10.21%	25.18%	6.32%	-18.45%	46.05%

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* Percentage of change is for less than 12 months; it is for the period from the inception date shown to the end of the year.

** Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Colonial Int'l Fund for Growth, Newport Tiger and Stein Roe Balanced. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See footnote 2 on page 7 of the prospectus for any expense reimbursement percentages currently applicable to the Funds.

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*** Because of a systems error, the 1.40% asset annuity based charge for 11/18/96 through 5/19/97 was added back to the Alger Small Cap Sub-Account on 5/20/97. Had this error not occurred, performance would have been: 19.12% (since inception), 20.69% (three years), 20.78% (five years), 16.50% (ten years) and 40.46% (1999).

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Yield for Stein Roe Money Market Sub-Account

Yield percentages for the Stein Roe Money Market Sub-Account are calculated using the method prescribed by the Securities and Exchange Commission. Yields reflect the deduction of the annual 1.40% asset-based Certificate charges. Yields also reflect, on an allocated basis, the Certificate's annual $36 Certificate Maintenance Charge that is collected after the first Certificate Anniversary. Yields do not reflect Contingent Deferred Sales Charges and premium tax charges. The yield would be lower if these charges were included. The following is the standardized formula:

Yield equals:   (A - B - 1) x 365
                   C           7

Where:
A	=	the Accumulation Unit value at the end of the 7-day period.

B	=

hypothetical Certificate Maintenance Charge for the 7-day period. The assumed annual Stein Roe Money Market Sub-Account charge is equal to the $36 Certificate charge multiplied by a fraction equal to the average number of Certificates with Stein Roe Money Market Sub-Account value during the 7-day period divided by the average total number of Certificates during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one Stein Roe Money Market Sub-Account Accumulation Unit during the 7-day period divided by the average Certificate Value in Stein Roe Money Market Sub-Account during the 7-day period.

C	=	the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the Stein Roe Money Market Sub-Account will continue over an entire year.

For the 7-day period ended 12/31/99 the yield for the Stein Roe Money Market Sub-Account was 4.27%.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Keyport Life Insurance Company are included in the statement of additional information. The consolidated financial statements of Keyport Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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Report of Independent Auditors

To the Board of Directors of Keyport Life Insurance Company

and Contract Owners of Variable Account A

We have audited the accompanying statement of net assets of Keyport Life Insurance Company-Variable Account A as of December 31, 1999, and the related statement of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of Keyport Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keyport Life Insurance Company - Variable Account A at December 31, 1999 and the results of its operations and changes in net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts	/s/ERNST & YOUNG LLP
April 7, 2000

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Net Assets

December 31, 1999

Assets
Investments at market value:
AIM Variable Insurance Funds, Inc.
AIM Capital Appreciation Fund - 6B 160,718 shares (cost $4,665,677)	$5,718,344
AIM Growth Fund - 6E 196,769 shares (cost $5,469,796)	6,345,794
AIM International Equity Fund - 6F 212,478 shares (cost $4,772,409)	6,223,474
AIM Value Fund - 357,236 shares (cost $10,899,658)	11,967,398

Alger American Fund
Alger American Growth Portfolio - 1,499,979 shares (cost $78,983,405)	96,568,678
Alger American Small Capitalization Portfolio - 424,915 shares (cost $17,969,845)	23,434,035

Alliance Variable Products Series Fund, Inc.
Alliance Global Bond Portfolio - 2,642,914 shares (cost $30,710,952)	29,729,716
Alliance Premier Growth Portfolio - 4,919,458 shares (cost $153,167,408)	198,972,590
Alliance Growth & Income Portfolio - 393,782 shares (cost $8,464,619)	8,577,932
Alliance Real Estate Portfolio - 115,749 shares (cost $1,104,150)	1,026,690
Alliance Technology Portfolio - 275,413 shares (cost $7,463,544)	9,256,641

Franklin Templeton Fund
Templeton Developing Markets Fund - 117,344 shares (cost $790,563)	908,243

Liberty Variable Investment Trust
Colonial Growth and Income Fund - 7,619,127 shares (cost $117,833,324)	100,420,091
SteinRoe Global Utilities Fund - 2,721,183 shares (cost $37,157,613)	46,668,287
Colonial International Fund for Growth - 20,776,351 shares (cost $41,562,368)	57,966,019
Colonial Strategic Income Fund - 9,898,484 shares (cost $111,130,338)	103,340,172
Colonial U.S. Growth & Income Fund - 5,765,790 (cost $106,220,670)	114,450,936
Colonial High Yield Securities Fund - 1,013,144 shares (cost $9,522,580)	8,966,321
Colonial Small Cap Value Fund - 171,137 shares (cost $1,427,214)	1,560,771
Newport Tiger Fund - 4,201,102 shares (cost $7,860,655)	11,006,888
Liberty All-Star Equity Fund - 5,736,213 shares (cost $63,768,745)	71,587,942
Colonial Global Equity Fund - 644,185 shares (cost $6,514,179)	7,227,755
Colonial International Horizons Fund - 606,320 (cost $6,328,186)	7,463,806
Crabbe Huson Real Estate Fund - 254,545 shares (cost $2,466,333)	2,125,447

Manning & Napier Insurance Fund, Inc.
Manning & Napier Growth Portfolio - 22,982 shares (cost $290,534)	288,882

MFS Variable Insurance Trust
MFS Emerging Growth Series Portfolio - 1,484,737 shares (cost $29,786,949)	56,330,930
MFS Bond Series Portfolio - 619,156 shares (cost $6,883,898)	6,767,380
MFS Research Series Portfolio - 2,638,854 shares (cost $47,457,350)	61,590,844

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Net Assets

December 31, 1999

Assets (continued)
Mitchell Hutchins Series Trust
Mitchell Hutchins Balanced Portfolio - 52,400 shares (cost $596,412)	$615,700
Mitchell Hutchins Global Equity Portfolio - 24,922 shares (cost $378,770)	403,734
Mitchell Hutchins Growth Portfolio - 98,136 shares (cost $1,974,172)	2,364,089
Mitchell Hutchins Growth & Income Portfolio - 48,094 shares (cost $736,729)	786,342
Mitchell Hutchins Strategic Income Portfolio - 4,765 shares (cost $58,992)	55,893
Mitchell Hutchins Tactical Allocation Portfolio - 1,445,474 shares (cost	23,821,419
$23,617,881)

SteinRoe Variable Investment Trust
SteinRoe Money Market Fund - 84,169,590 shares (cost $84,169,590)	84,169,590
SteinRoe Small Company Growth Fund - 531,974 shares (cost $8,317,567)	10,729,910
SteinRoe Balanced Fund - 7,445,121 shares (cost $121,257,507)	132,597,606
SteinRoe Mortgage Securities Fund - 4,212,242 shares (cost $44,357,225)	43,596,707
SteinRoe Growth Stock Fund - 1,789,590 shares (cost $77,110,795)	103,670,971

$1,459,303,967
Total assets

Net assets
Variable annuity contracts (Note 5)	$1,187,798,027
Annuity reserves (Note 2)	234,559,321
Invested by Keyport Life Insurance Company (Note 2)	36,946,619

Total Net assets	$1,459,303,967

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	AIM Capital		AIM
	Appreciation Fund		Growth Fund
	1999	1998	1999	1998
Income
Dividends	$101,108	$256	$212,546	$8,896
Expenses (Note 3)
Mortality and expense risk
and administrative charges	17,797	105	30,050	2,217
Net investment income (expense)	83,311	151	182,496	6,679
Realized gain (loss)	13,447	1	(7,215)	186
Unrealized appreciation (depreciation)
during the period	1,052,087	580	860,371	15,627
Net increase (decrease) in net assets
from operations	1,148,845	732	1,035,652	22,492

Purchase payments from contract owners	4,185,089	8,742	5,331,334	166,041
Transfers between accounts	993,933	80	880,608	13,477
Contract terminations and annuity payouts	(619,077)	-	(1,103,810)	-
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	4,559,945	8,822	5,108,132	179,518

Net assets at beginning of period	9,554	-	202,010	-

Net assets at end of period	$5,718,344	$9,554	$6,345,794	$202,010

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	AIM International		AIM
	Equity Fund		Value Fund *
	1999	1998	1999
Income
Dividends	$231,844	$1,557	$169,257
Expenses (Note 3)
Mortality and expense risk
and administrative charges	32,232	3,569	33,040
Net investment income (expense)	199,612	(2,012)	136,217
Realized gain (loss)	482,068	(10)	17,433
Unrealized appreciation (depreciation)
during the period	1,436,781	14,284	1,067,740
Net increase (decrease) in net assets
from operations	2,118,461	12,262	1,221,390

Purchase payments from contract owners	4,185,708	309,855	8,344,951
Transfers between accounts	210,278	3,019	5,539,801
Contract terminations and annuity payouts	(616,109)	-	(3,138,744)
Other transfers to Keyport Life
Insurance Company	-	-	-
Net increase (decrease) in net assets from
contract transactions	3,779,877	312,874	10,746,008

Net assets at beginning of period	325,136	-	-

Net assets at end of period	$6,223,474	$325,136	$11,967,398

*Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Alger American		Alger American Small
	Growth Portfolio		Capitalization Portfolio
	1999	1998	1999	1998
Income
Dividends	$4,125,851	$922,815	$1,377,954	$512,814
Expenses (Note 3)
Mortality and expense risk
and administrative charges	750,374	283,553	190,423	98,963
Net investment income (expense)	3,375,477	639,262	1,187,531	413,851
Realized gain (loss)	40,351	7,907	54,937	(7,450)
Unrealized appreciation (depreciation)
during the period	14,054,925	3,388,828	4,938,728	444,946
Net increase (decrease) in net assets
from operations	17,470,753	4,035,997	6,181,196	851,347

Purchase payments from contract owners	45,556,871	10,554,510	6,670,716	4,038,589
Transfers between accounts	27,719,972	8,177,650	4,150,100	3,133,840
Contract terminations and annuity payouts	(16,386,178)	(2,990,747)	(2,224,408)	(1,107,934)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	56,890,665	15,741,413	8,596,408	6,064,495

Net assets at beginning of period	22,207,260	2,429,850	8,656,431	1,740,589

Net assets at end of period	$96,568,678	$22,207,260	$23,434,035	$8,656,431

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Alliance Global		Alliance Premier
	Bond Portfolio		Growth Portfolio
	1999	1998	1999	1998
Income
Dividends	$717,113	$85,813	$1,528,062	$14,979
Expenses (Note 3)
Mortality and expense risk
and administrative charges	294,956	138,776	1,655,730	676,381
Net investment income (expense)	422,157	(52,963)	(127,668)	(661,402)
Realized gain (loss)	4,930	2,468	44,317	318
Unrealized appreciation (depreciation)
during the period	(1,650,584)	668,715	36,128,510	9,334,300
Net increase (decrease) in net assets
from operations	(1,223,497)	618,220	36,045,159	8,673,216

Purchase payments from contract owners	14,226,536	5,658,084	89,118,935	29,356,134
Transfers between accounts	10,439,405	5,089,523	49,301,104	20,346,792
Contract terminations and annuity payouts	(5,229,415)	(1,935,854)	(29,222,853)	(8,848,981)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	19,436,526	8,811,753	109,197,186	40,853,945

Net assets at beginning of period	11,516,687	2,086,714	53,730,245	4,203,084

Net assets at end of period	$29,729,716	$11,516,687	$198,972,590	$53,730,245

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998

	Alliance Growth &		Alliance Real
	Income Portfolio		Estate Portfolio
	1999	1998	1999	1998
Income
Dividends	$233,094	$-	$22,514	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	48,146	6,145	8,164	1,308
Net investment income (expense)	184,948	(6,145)	14,350	(1,308)
Realized gain (loss)	(6,223)	169	(241)	(11)
Unrealized appreciation (depreciation)
during the period	56,862	56,451	(75,059)	(2,401)
Net increase (decrease) in net assets
from operations	235,587	50,475	(60,950)	(3,720)

Purchase payments from contract owners	8,481,681	519,916	1,082,272	119,542
Transfers between accounts	809,169	9,887	(2,353)	3,366
Contract terminations and annuity payouts	(1,508,301)	(20,482)	(111,440)	(27)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	7,782,549	509,321	968,479	122,881

Net assets at beginning of period	559,796	-	119,161	-

Net assets at end of period	$8,577,932	$559,796	$1,026,690	$119,161

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Alliance	Templeton Developing
	Technology Portfolio*	Markets Fund *
	1999	1999
Income
Dividends	$-	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	17,881	1,741
Net investment income (expense)	(17,881)	(1,741)
Realized gain (loss)	61,619	346
Unrealized appreciation (depreciation)
during the period	1,793,097	117,681
Net increase (decrease) in net assets
from operations	1,836,835	116,286

Purchase payments from contract owners	6,575,226	683,637
Transfers between accounts	2,034,349	131,425
Contract terminations and annuity payouts	(1,189,769)	(23,105)
Other transfers to Keyport Life
Insurance Company	-	-
Net increase (decrease) in net assets from
contract transactions	7,419,806	791,957

Net assets at beginning of period	-	-

Net assets at end of period	$9,256,641	$908,243

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Colonial Growth		SteinRoe
	and Income Fund		Global Utilities Fund
	1999	1998	1999	1998
Income
Dividends	$23,259,913	$1,866,557	$1,355,330	$253,744
Expenses (Note 3)
Mortality and expense risk
and administrative charges	1,113,754	489,409	418,090	158,679
Net investment income (expense)	22,146,159	1,377,148	937,240	95,065
Realized gain (loss)	11,844	56,210	43,748	17,820
Unrealized appreciation (depreciation)
during the period	(19,403,775)	1,591,420	8,110,911	1,289,332
Net increase (decrease) in net assets
from operations	2,754,228	3,024,778	9,091,899	1,402,217

Purchase payments from contract owners	36,657,225	21,519,326	17,956,204	7,058,523
Transfers between accounts	26,613,474	16,633,854	8,600,913	6,141,991
Contract terminations and annuity payouts	(15,183,259)	(2,946,314)	(5,126,741)	(821,372)
Other transfers to Keyport Life
Insurance Company	18,401	(18,401)	2,232	(2,232)
Net increase (decrease) in net assets from
contract transactions	48,105,841	35,188,465	21,432,608	12,376,910

Net assets at beginning of period	49,560,022	11,346,779	16,143,780	2,364,653

Net assets at end of period	$100,420,091	$49,560,022	$46,668,287	$16,143,780

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Colonial International		Colonial
	Fund for Growth		Strategic Income Fund
	1999	1998	1999	1998
Income
Dividends	$422,000	$127,229	$7,496,637	$2,985,885
Expenses (Note 3)
Mortality and expense risk
and administrative charges	617,550	326,216	1,099,621	483,306
Net investment income (expense)	(195,550)	(198,987)	6,397,016	2,502,579
Realized gain (loss)	261,754	1,670	7,539	(1,086)
Unrealized appreciation (depreciation)
during the period	16,101,378	1,116,168	(6,026,313)	(1,746,749)
Net increase (decrease) in net assets
from operations	16,167,582	918,851	378,242	754,744

Purchase payments from contract owners	9,502,502	14,230,002	37,409,240	22,100,729
Transfers between accounts	3,970,819	10,942,976	32,717,261	20,425,398
Contract terminations and annuity payouts	(5,573,546)	(2,278,286)	(16,167,084)	(3,326,987)
Other transfers to Keyport Life
Insurance Company	639	(639)	-	-
Net increase (decrease) in net assets from
contract transactions	7,900,414	22,894,053	53,959,417	39,199,140

Net assets at beginning of period	33,898,023	10,085,119	49,002,513	9,048,629

Net assets at end of period	$57,966,019	$33,898,023	$103,340,172	$49,002,513

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Colonial U.S. Growth		Colonial High Yield
	& Income Fund		Securities Fund
	1999	1998	1999	1998
Income
Dividends	$6,120,287	$2,277,895	$526,823	$43,741
Expenses (Note 3)
Mortality and expense risk
and administrative charges	1,189,617	556,819	66,776	10,850
Net investment income (expense)	4,930,670	1,721,076	460,047	32,891
Realized gain (loss)	37,415	102,275	(612)	158
Unrealized appreciation (depreciation)
during the period	4,116,559	3,613,148	(508,444)	(35,226)
Net increase (decrease) in net assets
from operations	9,084,644	5,436,499	(49,009)	(2,177)

Purchase payments from contract owners	39,987,438	27,320,953	8,271,916	1,001,169
Transfers between accounts	22,124,597	16,723,140	677,592	(17,492)
Contract terminations and annuity payout	(13,821,211)	(2,966,899)	(878,921)	(36,757)
Other transfers to Keyport Life
Insurance Company	4,860	(4,860)	47	(47)
Net increase (decrease) in net assets from
contract transactions	48,295,684	41,072,334	8,070,634	946,873

Net assets at beginning of period	57,070,608	10,561,775	944,696	-

Net assets at end of period	$114,450,936	$57,070,608	$8,966,321	$944,696

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Colonial Small Cap
	Value Fund		Newport Tiger Fund
	1999	1998	1999	1998
Income
Dividends	$1,957	$438	$80,205	$80,691
Expenses (Note 3)
Mortality and expense risk
and administrative charges	8,163	506	98,281	48,602
Net investment income (expense)	(6,206)	(68)	(18,076)	32,089
Realized gain (loss)	652	121	99,866	12,183
Unrealized appreciation (depreciation)
during the period	128,204	4,049	3,908,644	(310,542)
Net increase (decrease) in net assets
from operations	122,650	4,102	3,990,434	(266,270)

Purchase payments from contract owners	1,353,806	38,722	2,762,039	1,541,776
Transfers between accounts	109,900	3,243	1,203,071	1,412,702
Contract terminations and annuity payouts	(71,652)	-	(1,236,774)	(474,114)
Other transfers to Keyport Life
Insurance Company	12	(12)	-	-
Net increase (decrease) in net assets from
contract transactions	1,392,066	41,953	2,728,336	2,480,364

Net assets at beginning of period	46,055	-	4,288,118	2,074,024

Net assets at end of period	$1,560,771	$46,055	$11,006,888	$4,288,118

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Liberty		Colonial Global
	All-Star Equity Fund		Equity Fund *
	1999	1998	1999
Income
Dividends	$2,304,616	$173,281	$28,046
Expenses (Note 3)
Mortality and expense risk
and administrative charges	444,590	235,064	3,386
Net investment income (expense)	1,860,026	(61,783)	24,660
Realized gain (loss)	5,652	152,083	7,366
Unrealized appreciation (depreciation)
during the period	2,599,215	5,074,612	713,576
Net increase (decrease) in net assets
from operations	4,464,893	5,164,912	745,602

Purchase payments from contract owners	21,278,246	11,242,834	1,671,713
Transfers between accounts	11,009,736	7,882,616	5,176,579
Contract terminations and annuity payouts	(6,610,197)	(3,871,455)	(366,139)
Other transfers to Keyport Life
Insurance Company	531	(531)	-
Net increase (decrease) in net assets from
contract transactions	25,678,316	15,253,464	6,482,153

Net assets at beginning of period	41,444,733	21,026,357	-

Net assets at end of period	$71,587,942	$41,444,733	$7,227,755

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Colonial Int'l	Crabbe Huson Real
	Horizons Fund *	Estate Fund *
	1999	1999
Income
Dividends	$60,630	$63,727
Expenses (Note 3)
Mortality and expense risk
and administrative charges	5,109	872
Net investment income (expense)	55,521	62,855
Realized gain (loss)	14,031	(142)
Unrealized appreciation (depreciation)
during the period	1,135,620	(340,886)
Net increase (decrease) in net assets
from operations	1,205,172	(278,173)

Purchase payments from contract owners	2,221,592	260,599
Transfers between accounts	4,764,826	2,160,347
Contract terminations and annuity payouts	(727,784)	(17,326)
Other transfers to Keyport Life
Insurance Company	-	-
Net increase (decrease) in net assets from
contract transactions	6,258,634	2,403,620

Net assets at beginning of period	-	-

Net assets at end of period	$7,463,806	$2,125,447

*Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Manning & Napier		Manning & Napier
	Small Cap Portfolio		Growth Portfolio
	1999	1998	1999	1998
Income
Dividends	$39	$517	$17,706	$17,491
Expenses (Note 3)
Mortality and expense risk
and administrative charges	23	29	1,055	5,012
Net investment income (expense)	16	488	16,651	12,479
Realized gain (loss)	(314)	3	(10,293)	(7)
Unrealized appreciation (depreciation)
during the period	385	(856)	26,456	(28,108)
Net increase (decrease) in net assets
from operations	87	(365)	32,814	(15,636)

Purchase payments from contract owners	-	-	-	466,902
Transfers between accounts	-	(2,320)	(200,529)	5,331
Contract terminations and annuity payouts	(2,689)	-	-	-
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	(2,689)	(2,320)	(200,529)	472,233

Net assets at beginning of period	2,602	5,287	456,597	-

Net assets at end of period	$-	$2,602	$288,882	$456,597

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Manning & Napier		MFS Emerging
	Equity Portfolio		Growth Series Portfolio
	1999	1998	1999	1998
Income
Dividends	$854	$200	$-	$43,497
Expenses (Note 3)
Mortality and expense risk
and administrative charges	34	34	439,623	241,758
Net investment income (expense)	820	166	(439,623)	(198,261)
Realized gain (loss)	720	6	236,766	(5,826)
Unrealized appreciation (depreciation)
during the period	(452)	(96)	23,048,053	3,304,524
Net increase (decrease) in net assets
from operations	1,088	76	22,845,196	3,100,437

Purchase payments from contract owners	-	-	12,040,565	11,148,879
Transfers between accounts	-	(2,226)	6,932,697	5,908,917
Contract terminations and annuity payouts	(4,227)	-	(4,689,590)	(3,356,215)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	(4,227)	(2,226)	14,283,672	13,701,581

Net assets at beginning of period	3,139	5,289	19,202,062	2,400,044

Net assets at end of period	$-	$3,139	$56,330,930	$19,202,062

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	MFS Bond Series Portfolio		MFS Research Series Portfolio
	1999	1998	1999	1998
Income
Dividends	$59,673	$-	$480,701	$209,197
Expenses (Note 3)
Mortality and expense risk
and administrative charges	56,119	9,466	606,895	324,618
Net investment income (expense)	3,554	(9,466)	(126,194)	(115,421)
Realized gain (loss)	583	69	(5,817)	4,725
Unrealized appreciation (depreciation)
during the period	(126,367)	9,849	10,633,721	3,157,773
Net increase (decrease) in net assets
from operations	(122,230)	452	10,501,710	3,047,077

Purchase payments from contract owners	7,053,474	805,355	19,066,897	12,688,545
Transfers between accounts	(208,097)	56,588	12,814,399	9,878,627
Contract terminations and annuity payouts	(818,108)	(54)	(7,842,197)	(4,099,205)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	6,027,269	861,889	24,039,099	18,467,967

Net assets at beginning of period	862,341	-	27,050,035	5,534,991

Net assets at end of period	$6,767,380	$862,341	$61,590,844	$27,050,035

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Mitchell Hutchins	Mitchell Hutchins
	Balanced Portfolio *	Global Euity Portfolio *
	1999	1999
Income
Dividends	$5	$282
Expenses (Note 3)
Mortality and expense risk
and administrative charges	1,895	639
Net investment income (expense)	(1,890)	(357)
Realized gain (loss)	1,318	273
Unrealized appreciation (depreciation)
during the period	19,287	24,964
Net increase (decrease) in net assets
from operations	18,715	24,880

Purchase payments from contract owners	290,494	356,489
Transfers between accounts	388,801	26,468
Contract terminations and annuity payouts	(82,310)	(4,103)
Other transfers to Keyport Life
Insurance Company	-	-
Net increase (decrease) in net assets from
contract transactions	596,985	378,854

Net assets at beginning of period	-	-

Net assets at end of period	$615,700	$403,734

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Mitchell Hutchins	Mitchell Hutchins
	Growth Portfolio *	Growth & Income Portfolio *
	1999	1999
Income
Dividends	$24	$1
Expenses (Note 3)
Mortality and expense risk
and administrative charges	8,050	1,440
Net investment income (expense)	(8,026)	(1,439)
Realized gain (loss)	(9,607)	(252)
Unrealized appreciation (depreciation)
during the period	389,917	49,613
Net increase (decrease) in net assets
from operations	372,284	47,922

Purchase payments from contract owners	1,463,018	556,246
Transfers between accounts	903,617	263,025
Contract terminations and annuity payouts	(374,830)	(80,851)
Other transfers to Keyport Life
Insurance Company	-	-
Net increase (decrease) in net assets from
contract transactions	1,991,805	738,420

Net assets at beginning of period	-	-

Net assets at end of period	$2,364,089	786,342

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Mitchell Hutchins	Mitchell Hutchins
	Strategic Income Portfolio *	Tactical Allocation Portfolio *
	1999	1999
Income
Dividends	$3,115	$1,502,420
Expenses (Note 3)
Mortality and expense risk
and administrative charges	175	89,704
Net investment income (expense)	2,940	1,412,716
Realized gain (loss)	-	(763)
Unrealized appreciation (depreciation)
during the period	(3,099)	203,538
Net increase (decrease) in net assets
from operations	(159)	1,615,491

Purchase payments from contract owners	5,060	10,162,651
Transfers between accounts	50,992	15,571,444
Contract terminations and annuity payouts	-	(3,528,167)
Other transfers to Keyport Life
Insurance Company	-	-
Net increase (decrease) in net assets from
contract transactions	56,052	22,205,928

Net assets at beginning of period	-	-

Net assets at end of period	$55,893	$23,821,419

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	SteinRoe Money		SteinRoe Small
	Market Fund		Company Growth Fund
	1999	1998	1999	1998
Income
Dividends	$2,705,615	$103,247	$-	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	773,463	1,055,552	98,329	62,279
Net investment income (expense)	1,932,152	(952,305)	(98,329)	(62,279)
Realized gain (loss)	-	-	28,500	145,327
Unrealized appreciation (depreciation)
during the period	-	-	3,282,785	(699,035)
Net increase (decrease) in net assets
from operations	1,932,152	(952,305)	3,212,956	(615,987)

Purchase payments from contract owners	75,251,444	26,805,829	1,468,690	3,375,836
Transfers between accounts	10,769,792	9,997,765	718,299	1,244,874
Contract terminations and annuity payouts	(34,684,625)	(8,183,303)	(915,225)	(445,514)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	51,336,611	28,620,291	1,271,764	4,175,196

Net assets at beginning of period	30,900,827	3,232,841	6,245,190	2,685,981

Net assets at end of period	$84,169,590	$30,900,827	$10,729,910	$6,245,190

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	SteinRoe		SteinRoe Mortgage
	Balanced Fund		Securities Fund
	1999	1998	1999	1998
Income
Dividends	$5,104,247	$-	$1,532,953	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	1,246,257	431,783	494,945	250,260
Net investment income (expense)	3,857,990	(431,783)	1,038,008	(250,260)
Realized gain (loss)	65,992	408,403	(1,894)	(21,858)
Unrealized appreciation (depreciation)
during the period	7,222,022	3,944,917	(1,130,189)	146,629
Net increase (decrease) in net assets
from operations	11,146,004	3,921,537	(94,075)	(125,489)

Purchase payments from contract owners	90,372,817	22,947,236	15,439,942	11,312,207
Transfers between accounts	23,241,187	17,871,316	10,229,684	10,917,911
Contract terminations and annuity payouts	(43,865,024)	(2,320,956)	(7,730,613)	(1,600,632)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	69,748,980	38,497,596	17,939,013	20,629,486

Net assets at beginning of period	51,702,622	9,283,489	25,751,769	5,247,772

Net assets at end of period	$132,597,606	$51,702,622	$43,596,707	$25,751,769

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	SteinRoe Growth
	Stock Fund		Total	Total
	1999	1998	1999	1998
Income
Dividends	$1,216,366	$-	$63,063,515	$9,730,740
Expenses (Note 3)
Mortality and expense risk
and administrative charges	825,682	268,921	12,790,671	6,170,180
Net investment income (expense)	390,684	(268,921)	50,272,844	3,560,560
Realized gain (loss)	(43,936)	1,110,012	1,456,158	1,985,866
Unrealized appreciation (depreciation)
during the period	21,089,496	5,175,373	135,045,958	39,528,512
Net increase (decrease) in net assets
from operations	21,436,244	6,016,464	186,774,960	45,074,938

Purchase payments from contract owners	43,034,325	16,066,184	650,337,588	262,402,420
Transfers between accounts	21,733,236	7,673,007	324,571,921	180,475,852
Contract terminations and annuity payouts	(13,629,029)	(1,063,029)	(245,405,431)	(52,695,117)
Other transfers to Keyport Life
Insurance Company	-	-	26,722	(26,722)
Net increase (decrease) in net assets from
contract transactions	51,138,532	22,676,162	729,530,800	390,156,433

Net assets at beginning of period	31,096,195	2,403,569	542,998,207	107,766,836

Net assets at end of period	$103,670,971	$31,096,195	$1,459,303,967	$542,998,207

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements

December 31, 1999

1. Organization

Variable Account A (the "Variable Account") is a segregated investment account of Keyport Life Insurance Company (the "Company"). The Variable Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940 and invests in shares of eligible funds. The Variable Account is a funding vehicle for group and individual variable annuity contracts. The Variable Account currently offers five contracts: Keyport Advisor Variable Annuity, Keyport Advisor Vista Variable Annuity, Keyport Advisor Charter Variable Annuity, Keyport Advisor Optima Variable Annuity and Manning & Napier Variable Annuity, distinguished principally by the level of expenses, surrender charges, and eligible fund options. The three contracts and their respective eligible fund options are as follows:
Keyport Advisor Variable Annuity	Keyport Advisor Vista Variable Annuity

Alger American Fund:	AIM Variable Insurance Funds, Inc:
Alger American Growth Portfolio	AIM Capital Appreciation Fund
Alger American Small Capitalization Portfolio	AIM Growth Fund
AIM International Equity Fund

MFS Variable Insurance Trust:	MFS Variable Insurance Trust:
MFS Emerging Growth Series	MFS Emerging Growth Series
MFS Research Series	MFS Research Series
MFS Bond Series

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Money Market Fund	SteinRoe Money Market Fund
SteinRoe Small Company Growth	SteinRoe Small Company Growth
SteinRoe Balanced Fund	SteinRoe Balanced Fund
SteinRoe Mortgaged Securities Fund	SteinRoe Growth Stock Fund
SteinRoe Growth Stock Fund

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Colonial Growth and Income Fund	Colonial Growth and Income Fund
SteinRoe Global Utilities Fund	SteinRoe Global Utilities Fund
Colonial International Fund for Growth	Colonial Strategic Income Fund
Colonial Strategic Income Fund	Colonial U.S. Growth & Income
Colonial U.S. Growth & Income	Liberty All-Star Equity Fund
Newport Tiger Fund	Colonial Small Cap Value Fund
Liberty All-Star Equity Fund	Colonial High Yield Securities Fund

Alliance Variable Products Series Fund, Inc:	Alliance Variable Products Series Fund, Inc:
Alliance Global Bond Portfolio	Alliance Global Bond Portfolio
Alliance Premier Growth Portfolio	Alliance Premier Growth Portfolio
Alliance Growth and Income Portfolio
Alliance Real Estate Portfolio

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Advisor Charter Variable Annuity	Keyport Advisor Optima Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM Capital Appreciation Fund	AIM Capital Appreciation Fund
AIM Value Fund	AIM Value Fund
AIM Growth Fund

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Money Market Fund	SteinRoe Money Market Fund
SteinRoe Balanced Fund	SteinRoe Balanced Fund
SteinRoe Mortgaged Securities Fund	SteinRoe Mortgaged Securities Fund
SteinRoe Growth Stock Fund	SteinRoe Growth Stock Fund

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
SteinRoe Global Utilities Fund	SteinRoe Global Utilities Fund
Colonial International Horizons	Colonial International Horizons
Colonial High Yield	Colonial High Yield
Colonial Small Cap Value	Colonial Small Cap Value
Colonial U.S. Growth and Income Fund	Colonial U.S. Growth and Income Fund
Crabbe Huson Real Estate	Crabbe Huson Real Estate
Liberty All-Star Equity Fund	Liberty All-Star Equity Fund
Newport Tiger Fund
Colonial Strategic Income Fund
Colonial Global Equity

Alliance Variable Products Series Fund, Inc:	Alliance Variable Products Series Fund, Inc:
Alliance Global Bond Portfolio	Alliance Global Bond Portfolio
Alliance Technology	Alliance Technology
Alliance Premier Growth Portfolio	Alliance Growth and Income

Templeton Variable Products Series Funds:	Templeton Variable Products Series Funds:
Templeton Developing Markets	Templeton Developing Markets

Alger American Fund:	Mitchell Hutchins Trust:
Alger American Growth Portfolio	Mitchell Hutchins Balanced
Alger American Small Capitalization Portfolio	Mitchell Hutchins Global Equity
Mitchell Hutchins Growth
Mitchell Hutchins Growth & Income
Mitchell Hutchins Strategic Income
Mitchell Hutchins Tactical Allocation

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Manning & Napier Variable Annuity

Manning & Napier Insurance Fund, Inc:	SteinRoe Variable Investment Trust (SRVIT):
Manning & Napier Small Cap Portfolio	SteinRoe Money Market Fund
Manning & Napier Equity Portfolio
Manning & Napier Moderate Growth Portfolio
Manning & Napier Growth Portfolio
Manning & Napier Maximum Horizon Portfolio
Manning & Napier Bond Portfolio

On June 1, 1999, the fund names for SteinRoe Special Venture Fund and Colonial US Stock Fund were changed to SteinRoe Small Company Growth Fund and Colonial US Growth & Income Fund, respectively.

2. Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the Variable Account.

Shares of the eligible funds are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Variable Account by the Company.

The net assets retained by the Company represent seed money shares invested in certain sub-accounts required to commence operations. The seed money is stated at market value (shares multiplied by net asset value per share).

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company anticipates no tax liability resulting from the operations of the Variable Account. Therefore, no provision for income taxes has been charged against the Variable Account

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

3. Expenses

Keyport Advisor, Keyport Advisor Charter and Optima Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge of $36 to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value. A daily deduction is also made for distribution costs incurred by the Company at an effective annual rate of 0.15% of contract value. For the Contact series Keyport Advisor Employee, the effective annual rate for daily deductions for the assumption of mortality and expense risk is 0.35%; no other charges apply.

Optional riders are available for Keyport Advisor Charter and Optima only. The deduction is a yearly charge of 0.35% for the guaranteed income benefit rider, 0.05% for the enhanced death benefit (if purchased with income rider) and 0.10% for the enhanced death benefit (if purchased without the income rider).

Keyport Advisor Vista Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each sub-account for administrative charges incurred by the Company at an effective annual rate of 0.15% of contract value. A daily deduction is also made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value.

Manning & Napier Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. An annual contract maintenance charge of $35 to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 0.35% of contract value.

4. Affiliated Company Transactions

Administrative services necessary for the operation of the Variable Account are provided by the Company. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. SteinRoe & Farnham, Inc., an affiliate of the Company, is the investment advisor to the SRVIT. Liberty Advisory Services Corporation (LASC), a wholly-owned subsidiary of the Company, is the investment advisor to the LVIT. Colonial Management Associates, Inc., an affiliate of the Company, is the investment sub-advisor to the LVIT. Keyport Financial Services Corp., a wholly-owned subsidiary of LASC, is the principal underwriter for SRVIT and LVIT. The investment advisors' compensation is derived from the mutual funds.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values

A summary of the accumulation unit values at December 31, 1999 and 1998 and the accumulation units and dollar value outstanding at December 31, 1999 are as follows:
	1998		1999
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS
AIM Capital Appreciation - 6B
Keyport Advisor	$11.091130	$15.818110	327,468.49	$5,179,933

AIM Growth - 6E
Keyport Advisor	11.815758	15.758600	343,177.17	5,407,992

AIM International Equity - 6F
Keyport Advisor	9.997160	15.286602	379,619.01	5,803,085

AIM Value
Keyport Advisor	-	11.272026	827,121.55	9,323,336

Alger American Growth Portfolio
Keyport Advisor	17.928398	23.647189	3,329,315.62	78,728,956
Employee	17.983223	23.967311	7,118.20	170,604

Alger American Small Capitalization Portfolio
Keyport Advisor	12.685024	17.941512	1,170,100.66	20,993,375
Employee	13.551674	19.367492	631.03	12,221

Alliance Global Bond Portfolio
Keyport Advisor	11.041874	10.223508	2,417,332.31	24,713,616
Employee	11.181656	10.461269	1,057.75	11,065
Keyport Advisor 12B-1	-	10.138145	164,881.22	1,671,590

Alliance Premier Growth Portfolio
Keyport Advisor	19.645990	25.635815	5,951,656.01	152,575,552
Employee	19.088868	25.168991	7,160.77	180,229
Keyport Advisor 12b-1	-	11.492244	1,174,637.18	13,499,217

Alliance Growth and Income
Keyport Advisor	10.894009	11.964979	509,031.85	6,090,555
Keyport Advisor 12b-1	-	9.557132	148,642.14	1,420,593

Alliance Real Estate
Keyport Advisor	9.019247	8.439990	118,068.48	996,497

Alliance Technology
Keyport Advisor	-	14.920432	573,085.33	8,550,681

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	1998		1999
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS

Templeton Developing Markets Fund
Keyport Advisor	-	$10.514681	82,674.65	$869,298

Colonial Growth and Income Fund
Keyport Advisor	$21.211314	22.079285	3,932,194.95	86,820,053
Employee	22.310588	23.466300	1,573.20	36,917

SteinRoe Global Utilities Fund
Keyport Advisor	17.923199	22.736744	1,813,272.62	41,227,915
Employee	18.759647	24.046396	310.43	7,465

Colonial International Fund for Growth
Keyport Advisor	10.761067	14.919035	3,362,074.65	50,158,909
Employee	11.586890	16.231655	2,168.75	35,202

Colonial Strategic Income Fund
Keyport Advisor	14.237231	14.291029	6,265,318.92	89,537,854
Employee	14.814437	15.025887	1,037.69	15,592

Colonial U.S. Growth & Income Fund
Keyport Advisor	24.622292	27.196081	3,724,803.30	101,300,052
Employee	25.903402	28.910163	1,096.79	31,708

Colonial High Yield Securities
Keyport Advisor	9.631230	9.654958	884,657.09	8,541,327

Colonial Small Cap Value Fund
Keyport Advisor	8.575210	8.992979	169,554.77	1,524,802

Newport Tiger Fund
Keyport Advisor	7.866774	13.034893	766,712.84	9,994,020
Employee	8.172929	13.683375	6,761.70	92,523

Liberty All-Star Equity Portfolio
Keyport Advisor	11.777423	12.608901	3,262,082.19	41,131,271
Employee	11.915401	12.889995	6,590.06	84,946

Colonial Global Equity Fund
Keyport Advisor	-	10.605447	116,821.84	1,238,948

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	1998		1999
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS

Colonial International Horizons Fund
Keyport Advisor	-	$11.683718	162,177.69	$1,894,838

Crabbe Huson Real Estate Fund
Keyport Advisor	-	8.908559	38,677.49	344,561

Manning & Napier Small Cap Portfolio
Keyport Advisor	$10.699340	11.578929	-	-

Manning & Napier Growth Portfolio
Keyport Advisor	12.379316	13.907081	20,772.28	288,882

Manning & Napier Equity Portfolio
Keyport Advisor	13.198760	18.842087	-	-

MFS Emerging Growth Series
Keyport Advisor	15.454973	26.934484	1,779,084.76	47,918,730
Employee	16.694809	29.398738	842.34	24,764

MFS Bond Series
Keyport Advisor	10.239799	9.940741	662,605.52	6,586,790

MFS Research Series
Keyport Advisor	14.399988	17.616518	2,963,052.69	52,198,671
Employee	14.223009	17.581796	2,784.38	48,954

Mitchell Hutchins Balanced
Keyport Advisor	-	10.085161	19,461.11	196,268

Mitchell Hutchins Global Equity
Keyport Advisor	-	11.164623	35,036.30	391,167

Mitchell Hutchins Growth
Keyport Advisor	-	11.961619	126,335.81	1,511,181

Mitchell Hutchins Growth & Income
Keyport Advisor	-	10.509119	64,732.25	680,279

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	1998		1999
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS
Mitchell Hutchins Strategic Income
Keyport Advisor	-	$9.979454	5,600.85	$55,893

Mitchell Hutchins Tactical Allocation
Keyport Advisor	-	10.469298	1,384,827.37	14,498,170

SteinRoe Money Market Fund
Keyport Advisor	$14.283805	14.762002	4,864,412.84	71,808,472
Employee	12.604414	13.162581	9,911.70	130,464

SteinRoe Small Company Growth Fund
Keyport Advisor	25.351276	37.025224	263,224.11	9,745,932
Employee	15.564461	22.969072	405.42	9,312

SteinRoe Balanced Fund
Keyport Advisor	27.188237	30.197093	2,925,529.45	88,342,485
Employee	18.478127	20.737572	837.33	17,364

SteinRoe Mortgage Securities Fund
Keyport Advisor	18.825527	18.762170	2,007,774.29	37,670,203
Employee	13.710621	13.807372	1,016.76	14,039

SteinRoe Growth Stock Fund
Keyport Advisor	44.828835	60.540522	1,408,911.73	85,296,252
Employee	28.430479	38.795882	3,775.06	146,457

			60,601,600.74	$1,187,798,027

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities

The cost of shares purchased and proceeds from shares sold by the Variable Account during 1999 are shown below:
	Purchases	Sales

AIM Capital Appreciation Fund - 6B	$5,204,015	$560,759

AIM Growth Fund- 6E	6,234,816	944,189

AIM International Equity Fund - 6F	34,350,674	30,371,185

AIM Value Fund	12,906,028	2,023,803

Alger American Growth Portfolio	67,021,823	6,755,681

Alger American Small Capitalization Portfolio	12,211,302	2,427,362

Alliance Global Bond Portfolio	22,677,096	2,818,412

Alliance Premier Growth Portfolio	119,566,561	10,497,042

Alliance Growth and Income Portfolio	9,372,045	1,404,547

Alliance Real Estate Portfolio	1,116,592	133,762

Alliance Technology Portfolio	8,763,877	1,361,952

Templeton Developing Markets Fund	816,662	26,445

Colonial Growth and Income Fund	75,482,438	5,248,840

SteinRoe Global Utilities Fund	24,807,879	2,440,263

Colonial International Fund for Growth	14,617,908	6,915,581

Colonial Strategic Income Fund	67,067,819	6,711,386

Colonial U.S. Growth & Income Fund	57,781,754	4,553,872

Colonial High Yield Securities Fund	9,302,619	759,396

Colonial Small Cap Value Fund	1,496,991	112,447

Newport Tiger Fund	9,501,228	6,790,968

Liberty All-Star Equity Fund	30,259,878	2,716,256

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities (continued)
	Purchases	Sales
Colonial Global Equity Fund	$6,877,652	$370,839

Colonial International Horizons Fund	6,970,437	656,282

Crabbe Huson Real Estate Fund	2,483,093	16,618

Manning & Napier Small Cap Portfolio	39	2,711

Manning & Napier Growth Portfolio	17,706	201,585

Manning & Napier Equity Portfolio	854	4,261

MFS Emerging Growth Series Portfolio	19,159,645	5,315,596

MFS Bond Series Portfolio	6,759,259	728,435

MFS Research Series Portfolio	27,982,653	4,069,747

Mitchell Hutchins Balanced Portfolio	685,108	90,014

Mitchell Hutchins Global Equity Portfolio	392,358	13,861

Mitchell Hutchins Growth Portfolio	2,605,543	621,764

Mitchell Hutchins Growth & Income Portfolio	1,011,732	274,751

Mitchell Hutchins Strategic Income Portfolio	59,167	175

Mitchell Hutchins Tactical Allocation Portfolio	26,404,643	2,785,999

SteinRoe Money Market Fund	119,338,843	66,070,080

SteinRoe Small Company Growth Fund	3,241,233	2,067,799

SteinRoe Balanced Fund	95,713,804	22,106,834

SteinRoe Mortgage Securities Fund	24,049,349	5,072,327

SteinRoe Growth Stock Fund	57,227,972	5,698,757

	$991,541,095	$211,742,583

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

Report of Independent Auditors

The Board of Directors
Keyport Life Insurance Company

We have audited the consolidated balance sheet of Keyport Life Insurance Company as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Keyport Life Insurance Company at December 31, 1999 and 1998, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Boston, Massachusetts
January 27, 2000

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEET
(in thousands)
	December 31,
ASSETS	1999	1998

Cash and investments:
Fixed maturities available for sale (amortized cost: 1999 - $10,846,403;
1998 - $11,174,697)	$10,516,094	$11,277,204
Equity securities (cost: 1999 - $30,964; 1998 - $21,836)	37,933	24,649
Mortgage loans	12,125	55,117
Policy loans	599,478	578,770
Other invested assets	882,318	662,513
Cash and cash equivalents	1,075,903	719,625
Total cash and investments	13,123,851	13,317,878

Accrued investment income	161,976	160,950
Deferred policy acquisition costs	739,194	407,593
Income taxes recoverable	34,771	31,909
Intangible assets	16,826	18,082
Receivable for investments sold	2,683	37,936
Other assets	53,536	35,345
Separate account assets	3,363,140	1,765,538

Total assets	$17,495,977	$15,775,231

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
Policy liabilities	$12,109,628	$12,504,081
Deferred income taxes	267,966	143,596
Payable for investments purchased and loaned	754,878	240,440
Other liabilities	49,149	28,312
Separate account liabilities	3,300,968	1,723,205
Total liabilities	16,482,589	14,639,634

Stockholder's equity:
Common stock, $1.25 par value; authorized 8,000 shares;
issued and outstanding 2,412 shares	3,015	3,015
Additional paid-in capital	505,933	505,933
Retained earnings	665,055	600,396
Accumulated other comprehensive (loss) income	(160,615)	26,253
Total stockholder's equity	1,013,388	1,135,597

Total liabilities and stockholder's equity	$17,495,977	$15,775,231

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED INCOME STATEMENT
(in thousands)
	Year ended December 31,
	1999	1998	1997

Revenues:
Net investment income	$ 805,216	$ 815,226	$ 847,048
Interest credited to policyholders	526,574	562,238	594,084
Investment spread	278,642	252,988	252,964
Net realized investment (losses) gains	(41,510)	785	24,723
Fee income:
Surrender charges	17,730	17,487	15,968
Separate account income	33,485	20,589	17,124
Management fees	8,931	4,760	3,261
Total fee income	60,146	42,836	36,353

Expenses:
Policy benefits	3,603	2,880	3,924
Operating expenses	54,424	53,544	49,941
Amortization of deferred policy acquisition costs	97,359	77,410	86,396
Amortization of intangible assets	1,256	1,256	1,128
Total expenses	156,642	135,090	141,389

Income before income taxes	140,636	161,519	172,651
Income tax expense	45,977	52,919	59,090

Net income	$ 94,659	$ 108,600	$ 113,561

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
(in thousands)
				Accumulated
		Additional		Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income (Loss)	Total

Balance, December 31, 1996	$3,015	$505,933	$398,235	$ 73,599	$ 980,782

Comprehensive income
Net income	-	-	113,561	-	113,561
Other comprehensive income, net of tax
Net unrealized investment gains	-	-	-	8,678	8,678
Comprehensive income					122,239

Balance, December 31, 1997	3,015	505,933	511,796	82,277	1,103,021

Comprehensive income
Net income	-	-	108,600	-	108,600
Other comprehensive income, net of tax
Net unrealized investment losses	-	-	-	(56,024)	(56,024)
Comprehensive income					52,576

Dividends paid to Parent	-	-	(20,000)	-	(20,000)

Balance, December 31, 1998	3,015	505,933	600,396	26,253	1,135,597

Comprehensive income (loss)
Net income	-	-	94,659	-	94,659
Other comprehensive loss,
net of tax
Net unrealized investment losses	-	-	-	(186,868)	(186,868)
Comprehensive loss					(92,209)

Dividends paid to Parent	-	-	(30,000)	-	(30,000)

Balance, December 31, 1999	$3,015	$505,933	$665,055	$(160,615)	$1,013,388

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)
	Year Ended December 31,
	1999	1998	1997

Cash flows from operating activities:
Net income	$ 94,659	$ 108,600	$ 113,561
Adjustments to reconcile net income to net cash
provided by operating activities:
Interest credited to policyholders	526,574	562,238	594,084
Net realized investment losses (gains)	41,510	(785)	(24,723)
Net amortization on investments	79,508	75,418	29,862
Change in deferred policy acquisition costs	(17,446)	(24,193)	1,366
Change in current and deferred income taxes	53,060	1,112	71,919
Net change in other assets and liabilities	2,876	(53,786)	7,959
Net cash provided by operating activities	780,741	668,604	794,028

Cash flows from investing activities:
Investments purchased - available for sale	(4,835,872)	(6,789,048)	(4,548,374)
Investments sold - available for sale	4,322,679	5,405,955	2,563,465
Investments matured - available for sale	823,252	1,273,478	1,531,693
Increase in policy loans	(20,708)	(24,089)	(21,888)
Decrease in mortgage loans	42,992	5,545	6,343
Other invested assets (purchased) sold, net	(17,344)	16,442	(55,134)
Value of business acquired, net of cash	-	(3,999)	-
Net cash provided by (used in)
investing activities	314,999	(115,716)	(523,895)

Cash flows from financing activities:
Withdrawals from policyholder accounts	(2,108,889)	(1,690,035)	(1,320,837)
Deposits to policyholder accounts	894,414	1,224,991	950,472
Dividends paid to Parent	(30,000)	(20,000)	-
Net change in securities lending	505,013	(510,566)	495,194
Net cash (used in) provided by
financing activities	(739,462)	(995,610)	124,829

Change in cash and cash equivalents	356,278	(442,722)	394,962
Cash and cash equivalents at beginning of year	719,625	1,162,347	767,385

Cash and cash equivalents at end of year	$ 1,075,903	$ 719,625	$ 1,162,347

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

1. Accounting Policies

Organization

Keyport Life Insurance Company offers a diversified line of fixed, indexed, and variable annuity products designed to serve the growing retirement savings market. These annuity products are sold through a wide ranging network of banks, agents, and security dealers throughout the United States.

The Company is a wholly owned subsidiary of Stein Roe Services Incorporated ("Stein Roe"). Stein Roe is a wholly owned subsidiary of Liberty Financial Companies, Incorporated ("Liberty Financial") which is a majority owned, indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

Principles of Consolidation

The consolidated financial statements include Keyport Life Insurance Company and its wholly owned subsidiaries, Independence Life and Annuity Company ("Independence Life"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Liberty Advisory Services Corp., and Keyport Financial Services Corp., (collectively the "Company").

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities. All significant intercompany transactions and balances have been eliminated. Certain prior year amounts have been reclassified to conform with the current year's presentation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments in debt and equity securities classified as available for sale are carried at fair value, and after-tax unrealized gains and losses (net of adjustments to deferred policy acquisition costs) are reported as a separate component of accumulated other comprehensive income. The cost basis of securities is adjusted for declines in value that are determined to be other than temporary. Realized investment gains and losses are calculated on a first-in, first-out basis, net of adjustments for amortization of deferred policy acquisition costs.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

For the mortgage backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in net investment income.

Mortgage loans are carried at amortized cost. Policy loans are carried at the unpaid principal balances plus accrued interest. Partnerships, which are included in other invested assets, are accounted for under the equity method of accounting. Partnership investments totaled $180.7 million and $126.8 million at December 31, 1999 and 1998, respectively.

Derivatives

The Company uses interest rate swap and cap agreements to manage its interest rate risk and call options and futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") to hedge its obligations to provide returns based upon this index.

The Company utilizes interest rate swap agreements ("swap agreements") and interest rate cap agreements ("cap agreements") to match assets more closely to liabilities. Swap agreements are agreements to exchange with a counterparty interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company currently utilizes swap agreements to reduce asset duration and to better match interest rates earned on longer-term fixed rate assets with interest rates credited to policyholders. The Company also utilizes total return swaps to hedge the value of certain separate account liabilities. A total return swap is an agreement to exchange payments based upon an underlying notional balance and changes in variable rate and total return indices.

Cap agreements are agreements with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional balance) to hedge against rising interest rates.

Hedge accounting is applied after the Company determines that the items to be hedged expose it to interest rate or price risk, designates the instruments as hedges, and assesses whether the instruments reduce the indicated risks through the measurement of changes in the value of the instruments and the items being hedged at both inception and throughout the hedge period. From time to time, interest rate swap agreements, cap agreements and call options are terminated. If the terminated position was accounted for as a hedge, realized gains or losses are deferred and amortized over the remaining lives of the hedged assets or liabilities. Conversely, if the terminated position was not accounted for as a hedge, or if the assets and liabilities that were hedged no longer exist, the position is "marked to market" and realized gains or losses are immediately recognized in income.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

The net differential to be paid or received on interest rate swap agreements is recognized as a component of net investment income. The net differential to be paid or received on total return swaps is recognized as a component of separate account income. Premiums paid for interest rate cap agreements are deferred and amortized into net investment income on a straight-line basis over the terms of the agreements. The unamortized premium is included in other invested assets. Amounts earned on interest rate cap agreements are recorded as an adjustment to net investment income. Interest rate swap and cap agreements hedging investments designated as available for sale are adjusted to fair value with the resulting unrealized gains and losses, net of tax, included in accumulated other comprehensive income. Total return swap agreements hedging certain separate account liabilities are adjusted to fair value with the resulting unrealized gain/loss, net of tax, included in accumulated other comprehensive income.

Premiums paid on call options are amortized into net investment income over the terms of the contracts. The call options are included in other invested assets and are carried at amortized cost plus intrinsic value, if any, of the call options as of the valuation date. Changes in intrinsic value of the call options are recorded as an adjustment to interest credited to policyholders. Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Call options and futures that do not qualify as hedges are carried at fair value; changes in value are immediately recognized in income.

Fee Income

Fees from investment advisory services are recognized as revenues when services are provided. Revenues from fixed and variable annuities and single premium whole life policies include mortality charges, surrender charges, policy fees, and contract fees and are recognized when earned.

Deferred Policy Acquisition Costs

Deferred policy acquisition costs relate to the costs of acquiring new business, which vary with, and are primarily related to, the production of new annuity business. Such acquisition costs include commissions, costs of policy issuance and underwriting and selling expenses. These costs are deferred and amortized in relation to the present value of estimated gross profits from mortality, investment spread, and expense margins not exceeding 10 years for annuities and 25 years for life insurance.

Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on available for sale fixed maturity securities. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income. Deferred policy acquisition costs were increased by $235.7 million and decreased by $66.3 million at December 31, 1999 and 1998, respectively, relating to this adjustment.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

  Accounting Policies (continued)

Intangible Assets

Intangible assets consist of goodwill arising from business combinations accounted for as a purchase. Amortization is provided on a straight-line basis ranging from ten to twenty-five years.

Separate Account Assets and Liabilities

The assets and liabilities resulting from variable annuities, variable life policies and certain separate institutional accounts are segregated in separate accounts. Separate account assets consist principally of investments in mutual funds and fixed maturities and are carried at fair value. Investment income and changes in mutual fund asset values are allocated to the policyholders, and therefore, do not affect the operating results of the Company. The Company earns separate account fees for providing administrative services and bearing the mortality risk related to these contracts. The difference between investment income and interest credited on the institutional accounts is reported as separate account fee income.

As of December 31, 1999 and 1998, the Company also classified $62.2 million and $42.3 million, respectively, of investments in certain mutual funds sponsored by affiliates of the Company as separate account assets.

Policy Liabilities

Policy liabilities consist of deposits received plus credited interest, less accumulated policyholder charges, assessments, and withdrawals related to deferred annuities and single premium whole life policies. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

Income Taxes

Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes".

Effective July 18, 1997, due to changes in ownership of Liberty Financial, the Company is no longer included in the consolidated federal income tax return of Liberty Mutual. The Company will be eligible to file a consolidated federal income tax return with Liberty Financial in 2002. In 1998, the Company filed a consolidated federal income tax return with its life insurance subsidiaries, Independence Life and Keyport Benefit. In 1999, Liberty Advisory Services Corp. ("LASC") and Keyport Financial Services Corp. ("KFSC") will file consolidated federal and state income tax returns.

The Company and its life insurance subsidiaries have a tax sharing agreement that allocates income taxes to the Company and its subsidiaries as if each entity were to file separate income tax returns. Tax benefits resulting from losses are paid to the extent such losses are utilized in the consolidated income tax return. LASC and KFSC also have a tax sharing agreement with the same terms as those outlined above. Prior to the establishment of these agreements, income taxes were calculated as if the companies filed their own income tax returns.

Cash Equivalents

Short-term investments having a maturity of three months or less when purchased are classified as cash equivalents.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

Recent Accounting Changes

Effective January 1, 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"). SFAS 131 establishes standards for the reporting of financial information from operating segments in annual and interim financial statements. SFAS 131 requires that financial information be reported on the basis that it is reported internally for evaluating segment performance and deciding how to allocate resources to segments. The adoption of SFAS 131 did not have any effect on the Company's financial statements as management of the Company considers its operations to be one segment.

Recent Accounting Pronouncement

In June 1998, SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS133") was issued. SFAS 133 standardizes the accounting for derivative instruments and the derivative portion of certain other contracts that have similar characteristics by requiring that an entity recognize those instruments at fair value. This statement also requires a new method of accounting for hedging transactions, prescribes the type of items and transactions that may be hedged, and specifies detailed criteria to be met to qualify for hedge accounting. In June 1999, SFAS No. 137 "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133" was issued ("SFAS 137"). SFAS 137 defers the effective date of SFAS 133 until fiscal years beginning after June 15, 2000. Early adoption is permitted. Upon adoption, the Company will be required to record a cumulative effect adjustment to reflect this accounting change. The Company has not completed its analysis and evaluation of the requirements and the impact of this statement.

2. Acquisition

On January 2, 1998, the Company acquired the common stock of American Benefit Life Insurance Company, renamed Keyport Benefit Life Insurance Company on March 31, 1998, a New York insurance company, for $7.4 million. The acquisition was accounted for as a purchase and, accordingly, operating results are included in the consolidated financial statements from the date of acquisition. In connection with the acquisition, the Company acquired assets with a fair value of $9.4 million and assumed liabilities of $3.2 million. Subsequent to the acquisition, the Company made additional capital contributions to Keyport Benefit amounting to $22.5 million.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

3. Investments

Fixed Maturities

As of December 31, 1999 and 1998, the Company did not hold any investments in fixed maturities that were classified as held to maturity or trading securities. The amortized cost, gross unrealized gains and losses, and fair value of fixed maturity securities are as follows (in thousands):
		Gross	Gross
	Amortized	Unrealized	Unrealized
December 31, 1999	Cost	Gains	Losses	Fair Value

U.S. Treasury securities	$ 70,048	$ 4,174	$ (5,010)	$ 69,212
Mortgage backed securities of U.S. government corporations and
agencies	1,166,537	15,602	(29,561)	1,152,578
Debt securities issued by foreign
governments	169,396	17,775	(8,966)	178,205
Corporate securities	5,274,388	96,948	(283,305)	5,088,031
Other mortgage backed securities	2,325,678	21,741	(94,757)	2,252,662
Asset backed securities	1,794,814	5,905	(67,948)	1,732,771
Senior secured loans	45,542	10	(2,917)	42,635
Total fixed maturities	$10,846,403	$162,155	$(492,464)	$10,516,094

		Gross	Gross
	Amortized	Unrealized	Unrealized
December 31, 1998	Cost	Gains	Losses	Fair Value

U.S. Treasury securities	$ 90,818	$ 3,039	$ (192)	$ 93,665
Mortgage backed securities of U.S. government corporations and
agencies	940,075	28,404	(2,894)	965,585
Debt securities issued by foreign
governments	251,088	9,422	(16,224)	244,286
Corporate securities	5,396,278	185,132	(156,327)	5,425,083
Other mortgage backed securities	2,286,585	65,158	(19,546)	2,332,197
Asset backed securities	1,941,966	25,955	(16,521)	1,951,400
Senior secured loans	267,887	1,079	(3,978)	264,988
Total fixed maturities	$11,174,697	$318,189	$(215,682)	$11,277,204

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

At December 31, 1999 and 1998, gross unrealized gains on equity securities, interest rate cap agreements and investments in separate accounts aggregated $17.5 million and $7.8 million, and gross unrealized losses aggregated $0.9 million and $3.6 million, respectively.

The change in net unrealized investment (losses) gains on securities included in other comprehensive income in 1999, 1998 and 1997 include: gross unrealized (losses) gains on securities of $(473.9) million, $(182.2) million and $73.7 million, respectively; reclassification adjustments for realized investment losses (gains) in net income of $53.5 million, $3.5 million and $(31.2) million, respectively; and adjustments to deferred policy acquisition costs of $302.0 million, $92.5 million and $(29.1) million, respectively. The above amounts are shown before income tax (benefit) expense of $68.5 million, $(30.2) million and $4.7 million, respectively. The 1999 income tax expense includes a valuation allowance of $109.9 million related to unrealized capital losses on available for sale securities.

Deferred tax assets (liabilities) for the Company's net unrealized investment gains and losses, net of adjustment to deferred policy acquisition costs, were $(82.6) million and $(14.1) million at December 31, 1999 and 1998, respectively.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 1999. At December 31, 1999, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

At December 31, 1999, $1.2 billion of fixed maturities were below investment grade.

Contractual Maturities

The amortized cost and fair value of fixed maturities by contractual maturity as of December 31, 1999 are as follows (in thousands):
	Amortized	Fair
December 31, 1999	Cost	Value

Due in one year or less	$ 164,908	$ 162,581
Due after one year through five years	1,836,672	1,823,251
Due after five years through ten years	2,164,249	2,094,573
Due after ten years	1,393,545	1,297,678
	5,559,374	5,378,083
Mortgage and asset backed securities	5,287,029	5,138,011
	$ 10,846,403	$ 10,516,094

Actual maturities may differ because borrowers may have the right to call or prepay obligations.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

Net Investment Income

Net investment income is summarized as follows (in thousands):
Year Ended December 31,	1999	1998	1997

Fixed maturities	$814,701	$810,521	$811,688
Mortgage loans and other invested assets	28,364	18,238	27,833
Policy loans	36,306	33,251	32,224
Equity securities	1,513	4,369	5,443
Cash and cash equivalents	20,822	38,269	34,449
Gross investment income	901,706	904,648	911,637
Investment expenses	(19,300)	(17,342)	(15,311)
Amortization of options and interest rate caps	(77,190)	(72,080)	(49,278)
Net investment income	$805,216	$815,226	$847,048

As of December 31, 1999 and 1998, the carrying value of non-income producing fixed maturity investments was $22.6 million and $30.0 million, respectively.

Net Realized Investment Gains (Losses)

Net realized investment gains (losses) are summarized as follows (in thousands):

Year Ended December 31,	1999	1998	1997

Fixed maturities available for sale:
Gross gains	$ 48,066	$ 72,119	$ 42,464
Gross losses	(79,825)	(59,730)	(19,146)
Other than temporary declines in value	(18,276)	(28,322)	-

Equity securities	-	14,754	(51)
Investments in separate accounts	-	93	7,912
Other invested assets	(3,457)	(2,397)	-
Gross realized investment (losses) gains	(53,492)	(3,483)	31,179

Amortization adjustments of deferred policy acquisition costs	11,982	4,268	(6,456)

Net realized investment (losses) gains	$ (41,510)	$ 785	$ 24,723

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

4. Derivatives

Outstanding derivatives, shown in notional amounts along with their carrying value and fair value, are as follows (in thousands):

			Assets (Liabilities)
	Notional Amounts		Carrying Value	Fair Value	Carrying Value	Fair Value
December 31	1999	1998	1999	1999	1998	1998

Interest rate swaps	$ 2,917,250	$ 2,369,000	$ 41,405	$ 41,405	$(71,163)	$(71,163)
Total return swaps	500,000	-	37,778	36,326	-	-
Interest rate cap agreements	50,000	250,000	-	-	-	-
S&P 500 Index call options	-	-	701,067	803,144	535,628	607,022
S&P 500 Index futures	-	-	-	-	(604)	(604)

The interest rate and total return swap agreements expire in 2000 through 2029. The interest rate cap agreement expires in 2000. The S&P 500 call options and futures maturities range from 2000 to 2006.

The Company currently utilizes interest rate swap agreements to reduce asset duration and to better match interest rates earned on longer-term fixed rate assets with interest credited to policyholders. The Company utilizes total return swap agreements to hedge its obligations related to certain separate account liabilities Cap agreements are used to hedge against rising interest rates. With respect to the Company's equity-indexed annuities and certain separate account liabilities, the Company buys call options, futures and certain total return swap agreements on the S&P 500 Index to hedge its obligations to provide returns based upon this index. At December 31, 1999 and 1998, the Company had approximately $128.7 million and $156.4 million, respectively, of unamortized premium in call option contracts.

Fair values for swap and cap agreements are based on current settlement values. The current settlement values are based on quoted market prices and brokerage quotes, which utilize pricing models or formulas using current assumptions. Fair values for call options and futures contracts are based on quoted market prices.

There are risks associated with some of the techniques the Company uses to match its assets and liabilities. The primary risk associated with swap, cap and call option agreements is the risk associated with counterparty nonperformance. The Company believes that the counterparties to its swap, cap and call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

5. Income Taxes

Income tax expense (benefit) is summarized as follows (in thousands):
	Year Ended December 31,
	1999	1998	1997

Current	$(10,310)	$12,150	$(48,477)
Deferred	56,287	40,769	107,567
	$45,977	$52,919	$ 59,090

A reconciliation of income tax expense with the expected federal income tax expense computed at the applicable federal income tax rate of 35% is as follows (in thousands):
	Year Ended December 31,
	1999	1998	1997

Expected income tax expense	$49,223	$56,532	$60,427
Increase (decrease) in income taxes resulting from:
Nontaxable investment income	(2,111)	(2,152)	(1,416)
Amortization of goodwill	440	440	396
Other, net	(1,575)	(1,901)	(317)
Income tax expense	$45,977	$52,919	$59,090

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

5. Income Taxes (continued)

The components of deferred income taxes are as follows (in thousands):
	December 31,
	1999	1998

Deferred tax assets:
Policy liabilities	$ 85,197	$ 107,433
Guaranty fund expense	2,071	2,115
Net operating loss carryforwards	1,108	1,780
Deferred fees	3,406	4,379
Net unrealized capital losses	109,900	-
Other	183	1,318
	201,865	117,025
Valuation allowance	(109,900)	-
Total deferred tax assets	91,965	117,025

Deferred tax liabilities:
Deferred policy acquisition costs	(231,309)	(115,855)
Excess of book over tax basis of investments	(119,814)	(135,364)
Separate account assets	(5,767)	(478)
Deferred loss on interest rate swaps	(152)	(805)
Other	(2,889)	(8,119)
Total deferred tax liabilities	(359,931)	(260,621)
Net deferred tax liability	$(267,966)	$(143,596)

As of December 31, 1999, the Company had $313.8 million of net unrealized capital losses in its available for sale portfolio. Under federal tax law, utilization of these capital losses, when realized, is limited to use as an offset against future capital gains. A valuation allowance is provided when it is more likely than not that deferred tax assets will not be realized. The Company has established a valuation allowance for the full tax benefit ($109.9 million) in stockholder's equity. As of December 31, 1999, the Company had approximately $3.2 million of purchased net operating loss carryforwards (relating to the acquisition of Independence Life). Utilization of these net operating loss carryforwards, which expire through 2006, is limited to $1.5 million per year. The Company believes that it will realize the benefit of this item and its remaining deferred tax assets.

Income taxes refunded were $7.5 million in 1999 and $8.0 million in 1997, while income taxes paid were $21.5 million in 1998.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

6. Retirement Plans

Keyport employees and certain employees of Liberty Financial are eligible to participate in the Liberty Financial Companies, Inc. Pension Plan (the "Plan"). It is the Company's practice to fund amounts for the Plan sufficient to meet the minimum requirements of the Employee Retirement Income Security Act of 1974. Additional amounts are contributed from time to time when deemed appropriate by the Company. Under the Plan, all employees are vested after five years of service. Benefits are based on years of service, the employee's average pay for the highest five consecutive years during the last ten years of employment, and the employee's estimated social security retirement benefit. The Company also has an unfunded non-qualified Supplemental Pension Plan ("Supplemental Plan") collectively with the Plan, (the "Plans"), to replace benefits lost due to limits imposed on Plan benefits under the Internal Revenue Code. Plan assets consist principally of investments in certain mutual funds sponsored by an affiliated company.

The following table sets forth the Plans' funded status (in thousands).
	December 31,
	1999	1998
Change in benefit obligation
Benefit obligation at beginning of year	$15,282	$12,594
Service cost	1,017	921
Interest cost	1,065	960
Actuarial (gain) loss	(3,167)	1,101
Benefits paid	(367)	(294)
Benefit obligation at end of year	$13,830	$15,282

Change in plan assets
Fair value of plan assets at beginning of year	$ 8,390	$ 7,801
Actual return on plan assets	1,377	593
Employer contribution	361	290
Benefits paid	(367)	(294)
Fair value of plan assets as end of year	$ 9,761	$ 8,390

Projected benefit obligation in excess of the Plans' assets	$ 4,069	$ 6,892
Unrecognized net actuarial gain (loss)	1,126	(2,814)
Prior service cost not yet recognized in net periodic pension cost	(115)	(138)
Accrued pension cost	$ 5,080	$ 3,940

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

6. Retirement Plans (continued)
	Year Ended December 31,
	1999	1998	1997
Pension cost consists of:
Service cost benefits earned during the period	$1,017	$ 921	$ 804
Interest cost on projected benefit obligation	1,065	960	829
Expected return on Plan assets	(724)	(610)	(525)
Net amortization and deferred amounts	143	53	23
Total net periodic pension cost	$1,501	$1,324	$1,131

The assumptions used to develop the accrued pension obligation and pension cost are as follows:

Discount rate	7.75%	6.75%	7.25%
Rate of increase in compensation level	4.50%	4.75%	5.00%
Expected long-term rate of return on assets	9.00%	9.00%	8.50%

The Company provides various other funded and unfunded defined contribution plans, which include savings and investment plans and supplemental savings plans. Expenses related to these defined contribution plans totaled $.9 million in 1999 and 1998, and $.7 million in 1997.

7. Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company, and accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following methods and assumptions were used by the Company in determining estimated fair value of financial instruments:

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

7. Fair Value of Financial Instruments (continued)

Fixed maturities and equity securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturities not actively traded, the fair values are determined using values from independent pricing services, or, in the case of private placements, are determined by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the securities. The fair values for equity securities are based on quoted market prices.

Mortgage loans: The fair value of mortgage loans are determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Policy loans: The carrying value of policy loans approximates fair value.

Other invested assets: With the exception of call options, the carrying value for assets classified as other invested assets in the accompanying consolidated balance sheet approximates their fair value. Fair values for call options are based on market prices quoted by the counterparty to the respective call option contract.

Cash and cash equivalents: The carrying value of cash and cash equivalents approximates fair value.

Policy liabilities: Deferred annuity contracts are assigned fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of the future cash flows at current pricing rates.

The fair values and carrying values of the Company's financial instruments are as follows (in thousands):
	December 31,		December 31,
	1999		1998
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturity securities	$10,516,094	$10,516,094	$11,277,204	$11,277,204
Equity securities	37,933	37,933	24,649	24,649
Mortgage loans	12,125	13,492	55,117	56,640
Policy loans	599,478	599,478	578,770	578,770
Other invested assets	882,318	984,395	662,513	730,394
Cash and cash equivalents	1,075,903	1,075,903	719,625	719,625
Separate Accounts	3,363,140	3,363,140	1,765,538	1,765,538
Liabilities:
Policy liabilities	10,015,123	9,306,813	10,392,218	9,617,056
Separate Accounts	3,300,968	3,300,968	1,723,205	1,723,205

8. Quarterly Financial Data (unaudited)

The following is a tabulation of the unaudited quarterly results of operations (in thousands):

		1999 Quarters
	March 31	June 30	September 30	December 31

Net investment income	$ 204,925	$ 195,730	$ 196,724	$ 207,837
Interest credited to policyholders	134,778	129,409	131,301	131,086
Investment spread	70,147	66,321	65,423	76,751
Net realized investment losses	(3,094)	(11,357)	(12,331)	(14,728)
Fee income	12,084	14,673	15,962	17,427
Pretax income	39,899	31,887	31,449	37,401
Net income	26,005	20,786	22,129	25,739

		1998 Quarters
	March 31	June 30	September 30	December 31

Net investment income	$ 206,075	$ 200,955	$ 201,158	$ 207,038
Interest credited to policyholders	142,136	140,198	143,271	136,633
Investment spread	63,939	60,757	57,887	70,405
Net realized investment gains (losses)	818	(2,483)	4,112	(1,662)
Fee income	9,877	12,400	10,505	10,054
Pretax income	37,870	36,627	44,344	42,678
Net income	26,049	24,092	29,779	28,680

  Statutory Information

The Company is domiciled in Rhode Island and prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the State of Rhode Island Insurance Department. Statutory surplus and statutory net income differ from stockholder's equity and net income reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, and income tax expense reflects only taxes paid or currently payable. The Company's statutory surplus and net income are as follows (in thousands):

	Year Ended December 31,
	1999	1998	1997

Statutory surplus	$ 877,821	$ 790,935	$ 702,610
Statutory net income	$ 116,289	98,894	107,130

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

10. Transactions with Affiliated Companies

The Company reimbursed Liberty Financial and certain affiliates for expenses incurred on its behalf for the years ended December 31, 1999, 1998 and 1997. These reimbursements included corporate, general, and administrative expenses, corporate overhead, such as executive and legal support, and investment management services. The total amounts reimbursed were $7.7 million, $7.1 million, and $7.8 million for the years ended December 31, 1999, 1998 and 1997, respectively. In addition, certain affiliated companies distribute the Company's products and were paid $18.3 million, $10.0 million and $7.2 million by the Company for the years ended December 31, 1999, 1998, and 1997, respectively.

Dividend payments to Liberty Financial from the Company are governed by insurance laws that restrict the maximum amount of dividends that may be paid without prior approval of the State of Rhode Island Insurance Department. As of December 31, 1999, the maximum amount of dividends (based on statutory surplus and statutory net gains from operations) which may be paid by Keyport without such approval was approximately $57.8 million.

11. Commitments and Contingencies

Leases: The Company leases data processing equipment, furniture and certain office facilities from others under operating leases expiring in various years through 2008. Rental expense (in thousands) amounted to $5,850, $4,721 and $3,408 for the years ended December 31, 1999, 1998 and 1997, respectively. The following are the minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year at December 31, 1999 (in thousands):

Year	Payments
2000	$ 5,765
2001	4,997
2002	4,713
2003	4,567
2004	4,347
Thereafter	12,934

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

11. Commitments and Contingencies (continued)

Legal Matters: The Company is involved at various times in litigation common to its business. In the opinion of management, provisions made for potential losses are adequate and the resolution of any such litigation is not expected to have a material adverse effect on the Company's financial condition or its results of operations.

Regulatory Matters: Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years. In 1999, 1998 and 1997, the Company was assessed $0.1 million, $3.2 million and $5.9 million, respectively. During 1999, the Company did not record any provisions for state guaranty fund association expenses and recorded $1.2 million and $1.0 million for the years ended December 31, 1998 and 1997, respectively. At December 31, 1999 and 1998, the reserve for such assessments was $5.9 million and $6.0 million, respectively.

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PART C

Item 24. Financial Statements and Exhibits

	(a)	Financial Statements:
Included in Part B:
Variable Account A:
Statement of Assets and Liabilities - December 31, 1999
Statement of Operations and Changes in Net Assets for the years ended December 31, 1999 and 1998
Notes to Financial Statements
Keyport Life Insurance Company:
Consolidated Balance Sheet - December 31, 1999 and 1998
Consolidated Income Statement for the years ended December 31, 1999, 1998 and 1997
Consolidated Statement of Stockholder's Equity for the years ended December 31, 1999, 1998 and 1997
Consolidated Statement of Cash Flows for the years ended December 31, 1999, 1998 and 1997
Notes to Consolidated Financial Statements
	(b)	Exhibits:

*	(1)	Resolution of the Board of Directors establishing Variable Account A

	(2)	Not applicable

*	(3a)	Principal Underwriter's Agreement

*	(3b)	Specimen Agreement between Principal Underwriter and Dealer

***	(3c)	Manning & Napier Broker/Dealer's Agreement

*	(4a)	Form of Group Variable Annuity Contract of Keyport Life Insurance Company

*	(4b)	Form of Variable Annuity Certificate of Keyport Life Insurance Company

*	(4c)	Form of Tax-Sheltered Annuity Endorsement

*	(4d)	Form of Individual Retirement Annuity Endorsement

*	(4e)	Form of Corporate/Keogh 401(a) Plan Endorsement

***	(4f)	Specimen Group Variable Annuity Contract of Keyport Life Insurance Company (M&N)

***	(4g)	Specimen Variable Annuity Certificate of Keyport Life Insurance Company (M&N)

****	(4h)	Specimen Group Variable Annuity Contract of Keyport Life Insurance Company (KA)

****	(4i)	Specimen Variable Annuity Certificate of Keyport Life Insurance Company (KA)

++	(4j)	Form of Individual Variable Annuity Contract of Keyport Life Insurance Company

++	(4k)	Specimen Individual Variable Annuity Contract of Keyport Life Insurance Company (KA)

++	(4l)	Specimen Group Exchange Program Endorsement (KA)

++	(4m)	Specimen Individual Exchange Program Endorsement (KA)

##	(4n)	Specimen Group Variable Annuity Contract of Keyport Life Insurance Company (KAV)

##	(4o)	Specimen Variable Annuity Certificate of Keyport Life Insurance Company (KAV)

##	(4p)	Specimen Individual Variable Annuity Contract of Keyport Life Insurance Company (KAV)

*	(5a)	Form of Application for a Group Variable Annuity Contract

*	(5b)	Form of Application for a Group Variable Annuity Certificate

*	(6a)	Articles of Incorporation of Keyport Life Insurance Company

*	(6b)	By-Laws of Keyport Life Insurance Company

	(7)	Not applicable

**	(8a)	Form of Participation Agreement

***	(8b)	Participation Agreement Among Manning & Napier Insurance Fund, Inc., Manning & Napier Investor Services, Inc., Manning & Napier Advisors, Inc., and Keyport Life Insurance Company

****	(8c)	Participation Agreement Among MFS Variable Insurance Trust, Keyport Life Insurance Company, and Massachusetts Financial Services Corp.

****	(8d)	Participation Agreement Among The Alger American Fund, Keyport Life Insurance Company, and Fred Alger and Company, Incorporated

****	(8e)	Participation Agreement Among Alliance Variable Products Series Fund, Inc., Alliance Fund Distributors, Inc., Alliance Capital Management L.P., and Keyport Life Insurance Company

###	(8f)	Participation Agreement By and Among AIM Variable Insurance Funds, Inc., Keyport Life Insurance Company, on Behalf of Itself and its Separate Accounts, and Keyport Financial Services Corp.

#	(8g)

Amended and Restated Participation Agreement By and Among Keyport Variable Investment Trust, Keyport Financial Services Corp., Keyport Life Insurance Company and Liberty Life Assurance Company of Boston

###	(8h)

Amended and Restated Participation Agreement By and Among SteinRoe Variable Investment Trust, Keyport Financial Services Corp., Keyport Life Insurance Company and Liberty Life Assurance Company of Boston

+	(9)	Opinion and Consent of Counsel

	(10)	Consents of Independent Auditors

	(11)	Not applicable

	(12)	Not applicable

++++	(13)	Schedule for Computations of Performance Quotations

+++	(15)	Chart of Affiliations
####	(16)	Powers of Attorney

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*	Incorporated by reference to Registration Statement (File No. 333-1043) filed on or about February 16, 1996.

**	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement (File No. 333-1043) filed on or about August 22, 1996.

***	Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement (File No. 333-1043) filed on or about October 15, 1996.

****	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-1043) filed on or about October 18, 1996.

+	Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement (File No. 333-1043) filed on or about May 1, 1997.

++	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement (File No. 333-1043) filed on or about July 30, 1997.

+++	Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement (File No. 333-1043) filed on or about February 6, 1998.

++++	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement (File No. 333-1043) filed on or about February 27, 1998.

#

Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 of Variable Account J of Liberty Life Assurance Company of Boston (Files No. 333-29811; 811-08269) filed on or about July 17, 1997.

##	Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement (File No. 333-1043) filed on or about March 20, 1998.

###	Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement (File No. 333-1043) filed on or about May 8, 1998.
####	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement (File No. 333-84701) filed on or about December 10, 1999.


Item 25. Directors and Officers of the Depositor.
Name and Principal	Positions and Offices
Business Address*	with Depositor

Frederick Lippitt	Director
The Providence Plan
740 Hospital Trust Building
15 Westminster Street
Providence, RI 02903

Mr. Robert C. Nyman	Director
12 Cooke Street
Providence, RI 02906-2006

Philip K. Polkinghorn	Director and President

Paul H. LeFevre, Jr.	Chief Operating Officer

Bernard R. Beckerlegge	Senior Vice President and General Counsel

William Hayward	Senior Vice President

Bernhard M. Koch	Senior Vice President and Chief Financial Officer

Stewart R. Morrison	Senior Vice President and Chief Investment Officer
Francis E. Reinhart	Senior Vice President
Garth A. Bernard	Vice President

Daniel C. Bryant	Vice President and Assistant Secretary

Clifford O. Calderwood	Vice President

James P. Greaton	Vice President and Corporate Actuary

James J. Klopper	Vice President and Secretary

Leslie J. Laputz	Vice President

Jeffrey J. Lobo	Vice President - Risk Management

Suzanne E. Lyons	Vice President - Human Resources

Thomas P. O'Grady	Vice President

Jeffery J. Whitehead	Vice President and Treasurer

Ellen L. Wike	Vice President

Daniel T. H. Yin	Vice President

Nancy C. Atherton	Assistant Vice President
John G. Bonvouloir	Assistant Vice President
Reese R. Boyd III	Assistant Vice President

Paul R. Coady	Assistant Vice President

Stephen Cross	Assistant Vice President and Assistant Controller

Alan R. Downey	Assistant Vice President

Gregory L. Lapsley	Assistant Vice President

Kenneth M. LeClair	Assistant Vice President

Sean P. O'Brien	Assistant Vice President

Diane Pursley	Assistant Vice President

Richard D. Ribeiro	Assistant Vice President

Teresa M. Shumila	Assistant Vice President

Daniel T. Smyth	Assistant Vice President

Donald A. Truman	Assistant Vice President and Assistant Secretary

Jane Withington	Assistant Vice President

Frederick Lippitt	Assistant Secretary

*125 High Street, Boston, Massachusetts 02110, unless noted otherwise.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Depositor controls the Registrant, KMA Variable Account, Keyport 401 Variable Account, Keyport Variable Account I, and Keyport Variable Account II, under the provisions of Rhode Island law governing the establishment of these separate accounts of the Company.

The Depositor controls Liberty Advisory Services Corp. ("LASC"), a Massachusetts corporation functioning as an investment adviser, through 100% stock ownership. LASC files separate financial statements.

The Depositor controls Keyport Financial Services Corp. ("KFSC"), a Massachusetts corporation functioning as a broker/dealer of securities, through LASC's 100% stock ownership of KFSC. KFSC files separate financial statements.

The Depositor controls Independence Life and Annuity Company ("Independence Life"), a Rhode Island corporation functioning as a life insurance company, through 100% stock ownership. Independence Life files separate financial statements.

The Depositor controls Keyport Benefit Life Insurance Company ("Keyport Benefit"), a New York corporation functioning as a life insurance company, through 100% stock ownership. Keyport Benefit files separate financial statements.

The chart for the affiliations of the Depositor is incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement (File No. 333-1043) filed on or about February 6, 1998.

Item 27. Number of Contract Owners.


As of March 31, 2000, there were 6,956 Qualified Contract Owners and 10,848 Non-Qualified Contract Owners.

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Item 28. Indemnification.

Directors and officers of the Depositor and the principal underwriter are covered persons under Directors and Officers/Errors and Omissions liability insurance policies issued by ICI Mutual Insurance Company, Federal Insurance Company, Firemen's Fund Insurance Company, CNA and Lumberman's Mutual Casualty Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers under such insurance policies, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted by such director or officer in connection with the variable annuity contracts, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

Keyport Financial Services Corp. (KFSC) is principal underwriter of the variable annuity and variable life insurance contracts. KFSC is the principal underwriter for Variable Account A of Keyport Life Insurance Company. KFSC is also principal underwriter for Variable Account J and Variable Account K of Liberty Life Assurance Company of Boston; for Variable Account A of Keyport Benefit Life Insurance Company; for the KMA Variable Account and Keyport Variable Account-I of Keyport Life Insurance Company; and for the Independence Variable Annuity Separate Account and Independence Variable Life Separate Account of Independence Life and Annuity Acccount. KFSC receives no compensation for its services.

The directors and officers of Keyport Financial Services Corp. are:
Name and Principal	Position and Offices
Business Address*	with Underwriter
Paul T. Holman	Director and Assistant Clerk

James J. Klopper	Director, President and Clerk

Daniel C. Bryant	Vice President

Rogelio P. Japlit	Treasurer

Donald A. Truman	Assistant Clerk

*125 High Street, Boston, Massachusetts 02110.

Item 30. Location of Accounts and Records.

Keyport Life Insurance Company, 125 High Street, Boston, Massachusetts 02110.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings.

(a) Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Representation

Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor. Further, this representation applies to each form of the contract described in a prospectus and statement of additional information included in this registration statement.

SIGNATURES

SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Boston and State of Massachusetts, on this 27th day of April, 2000.

Variable Account A
(Registrant)

		BY:	Keyport Life Insurance Company
(Depositor)

		BY:	/s/ Philip K.Polkinghorn*
Philip K. Polkinghorn
President

*BY:	/s/ James J. Klopper	April 27, 2000
	James J. Klopper	Date
Attorney-in-Fact

* James J. Klopper has signed this document on the indicated date on behalf of Mr. Polkinghorn pursuant to power of attorney duly executed by him and included as part of Exhibit 16 in Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 filed on or about December 10, 1999 (File No. 333-84701; 811-7543).

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Frederick Lippitt*	/s/ Philip K. Polkinghorn*
Frederick Lippitt	Philip K. Polkinghorn
Director	President
(Principal Executive Officer)

/s/ Robert C. Nyman*	/s/ Bernhard M. Koch*
Robert C. Nyman	Bernhard M. Koch
Director	Senior Vice President
(Chief Financial Officer)

/s/ Philip K. Polkinghorn
Philip K. Polkinghorn
Director

*BY:	/s/ James J. Klopper	April 27, 2000
	James J. Klopper	Date
Attorney-in-Fact

* James J. Klopper has signed this document on the indicated date on behalf of each of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement (File Nos. 333-84701; 811-7543) filed on or about December 10, 1999.

EXHIBIT INDEX

Item		Page

(10)	Consent of Independent Auditors

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